UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

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Filed by a Party other than the Registrant [ ]

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DropCar, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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October 9, 2018

To Our Stockholders:

You are cordially invited to attend the 2018 annual meeting of stockholders of DropCar, Inc. to be held at 10:00 A.M. EST on Thursday, November 15, 2018, at the offices of Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, P.C., 666 Third Avenue, New York, New York 10017.

Details regarding the meeting, the business to be conducted at the meeting, and information about DropCar, Inc. that you should consider when you vote your shares are described in this proxy statement.

At the annual meeting, eight persons will be elected to our Board of Directors. In addition, we will ask stockholders to approve the following proposals:

1.
To approve a proposed amendment to the WPCS International Incorporated Amended and Restated 2014 Equity Incentive Plan to increase the number of shares available for the grant of awards by 1,712,500 shares;

2.
To authorize, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock underlying Series H-4 Convertible Preferred Stock and warrants issued by us pursuant to the terms of that certain Securities Purchase Agreement, dated March 8, 2018, by and among DropCar, Inc. and the investors named therein, in an amount equal to or in excess of 20% of our common stock outstanding before the issuance of such Series H-4 Convertible Preferred Stock and warrants (including upon the operation of anti-dilution provisions contained in such Series H-4 Convertible Preferred Stock and warrants);

3.
To approve an amendment to the DropCar, Inc. Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of our issued and outstanding shares of common stock, at a ratio of between 2-for-1 and 25-for-1, if the Board of Directors believes that a reverse stock split is in the best interests of the Company and its stockholders;

4.
To ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018;

5
To approve by an advisory vote the compensation of our named executive officers, as disclosed in this proxy statement; and

6.
To approve an adjournment of our annual meeting of stockholders, if necessary, to solicit additional proxies if there are not sufficient votes in favor of any of the foregoing proposals.

The Board of Directors recommends a vote “FOR” each of the director nominees and “FOR” the approval of each of the above proposals. Such other business will be transacted as may properly come before the annual meeting.

We hope you will be able to attend the annual meeting. Whether you plan to attend the annual meeting or not, it is important that you cast your vote either in person or by proxy. You may vote over the Internet as well as by telephone or by mail. When you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in this proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

Thank you for your continued support of DropCar, Inc. We look forward to seeing you at the annual meeting.

Sincerely, Spencer Richardson Chief Executive Officer

October 9, 2018

NOTICE OF 2018 ANNUAL MEETING OF STOCKHOLDERS

TIME: 10:00 A.M. EST

DATE: Thursday, November 15, 2018

PLACE: Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, P.C., located at 666 Third Avenue, New York, New York, 10017

PURPOSES:

1.
To elect eight directors to hold office until the 2019 annual meeting of stockholders or until their successors are duly elected and qualified;

2.
To approve a proposed amendment to the WPCS International Incorporated Amended and Restated 2014 Equity Incentive Plan to increase the number of shares available for the grant of awards by 1,712,500 shares;

3.
To authorize, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock underlying Series H-4 Convertible Preferred Stock and warrants issued by us pursuant to the terms of that certain Securities Purchase Agreement, dated March 8, 2018, by and among DropCar, Inc. and the investors named therein, in an amount equal to or in excess of 20% of our common stock outstanding before the issuance of such Series H-4 Convertible Preferred Stock and warrants (including upon the operation of anti-dilution provisions contained in such Series H-4 Convertible Preferred Stock and warrants);

4.
To approve an amendment to the DropCar, Inc. Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of our issued and outstanding shares of common stock, at a ratio of between 2-for-1 and 25-for-1, if the Board of Directors believes that a reverse stock split is in the best interests of the Company and its stockholders;

5.
To ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018;

6.
To approve by an advisory vote the compensation of our named executive officers, as disclosed in this proxy statement;

7.
To approve an adjournment of our annual meeting of stockholders, if necessary, to solicit additional proxies if there are not sufficient votes in favor of any of the foregoing proposals; and

8.
To transact such other business that is properly presented at the annual meeting and any adjournments or postponements thereof.

WHO MAY VOTE:

You may vote if you were the record owner of DropCar, Inc. common stock at the close of business on September 26, 2018. A list of stockholders of record will be available at the annual meeting and, during the 10 days prior to the annual meeting, at our principal executive offices located at 1412 Broadway, Suite 2105, New York, New York 10018.

All stockholders are cordially invited to attend the annual meeting. Whether you plan to attend the annual meeting or not, we urge you to vote and submit your proxy by the Internet, telephone or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the meeting.

BY ORDER OF THE BOARD OF DIRECTORS Paul Commons Chief Financial Officer

Appendix
Appendix A – Form of Certificate of Amendment to Amended and Restated Certificate of Incorporation to Effect Reverse Stock Split
Appendix B – Proxy Card

DropCar, Inc.
1412 Broadway, Suite 2105
New York, New York 10018

PROXY STATEMENT FOR THE DROPCAR, INC.
2018 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 15, 2018

This proxy statement, along with the accompanying notice of 2018 annual meeting of stockholders, contains information about the 2018 annual meeting of stockholders of DropCar, Inc., including any adjournments or postponements of the annual meeting. We are holding the annual meeting at 10:00 A.M. EST on Thursday, November 15, 2018, at the offices of Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, P.C., 666 Third Avenue, New York, New York 10017.

In this proxy statement, we refer to DropCar, Inc. as “DropCar,” “the Company,” “we” and “us.”

This proxy statement relates to the solicitation of proxies by our Board of Directors for use at the annual meeting.

On or about October 10, 2018, we began sending this proxy statement, the attached Notice of Annual Meeting of Stockholders and the enclosed proxy card to all stockholders entitled to vote at the annual meeting.

Although not part of this proxy statement, we are also sending along with this proxy statement a copy of our Current Report on Form 8-K/A, which includes financial statements for the fiscal year ended December 31, 2017.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SHAREHOLDER MEETING TO BE HELD ON NOVEMBER 15, 2018

This proxy statement and a copy of our Current Report on Form 8-K/A, which includes financial statements for the fiscal year ended December 31, 2017, are available for viewing, printing and downloading at www.proxyvote.com. To view these materials please have your 16-digit control number(s) available that appears on your proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.

Additionally, you can find a copy of our Current Report on Form 8-K/A, which includes our financial statements for the fiscal year ended December 31, 2017 on the website of the Securities and Exchange Commission, or the SEC, at www.sec.gov, or in the “Investors” section of our website at www.dropcar.com. You may also obtain a printed copy of our Current Report on Form 8-K/A, including our financial statements, free of charge, from us by sending a written request to: DropCar, Inc., Investor Relations, 1412 Broadway, Suite 2105, New York, New York 10018. Exhibits will be provided upon written request and payment of an appropriate processing fee.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why is the Company Soliciting My Proxy?

The Board of Directors of DropCar, Inc. is soliciting your proxy to vote at the 2018 annual meeting of stockholders to be held at the offices of Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, P.C., 666 Third Avenue, New York, New York 10017, at 10:00 A.M. EST on Thursday, November 15, 2018, and any adjournments of the meeting, which we refer to as the annual meeting. The proxy statement along with the accompanying Notice of Annual Meeting of Stockholders summarizes the purposes of the meeting and the information you need to know to vote at the Annual Meeting.

We have made available to you on the Internet or have sent you this proxy statement, the Notice of Annual Meeting of Stockholders, the proxy card and a copy of our Current Report on Form 8-K/A, which includes financial statements for the fiscal year ended December 31, 2017, because you owned shares of DropCar, Inc. common stock on the record date. The Company intends to commence distribution of the proxy materials to stockholders on or about October 10, 2018.

Who May Vote?

Only stockholders who owned our common stock at the close of business on September 26, 2018, are entitled to vote at the annual meeting. On this record date, there were 8,884,411 shares of our common stock outstanding and entitled to vote. Our common stock is our only class of voting stock.

You do not need to attend the annual meeting to vote your shares. Shares represented by valid proxies, received in time for the annual meeting and not revoked prior to the annual meeting, will be voted at the annual meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.

How Many Votes Do I Have?

Each share of our common stock that you own entitles you to one vote.

How Do I Vote?

Whether you plan to attend the annual meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet or telephone. You may specify whether your shares should be voted for or withheld for each nominee for director and whether your shares should be voted for, against or abstain with respect to each of the other proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board of Directors’ recommendations as noted below. Voting by proxy will not affect your right to attend the annual meeting. If your shares are registered directly in your name through our stock transfer agent, Issuer Direct Corporation, or you have stock certificates registered in your name, you may vote:

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By Internet or by telephone. Follow the instructions included in the Notice or, if you received printed materials, in the proxy card to vote by Internet or telephone.

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By mail. If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the Board of Directors’ recommendations as noted below.

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In person at the meeting. If you attend the meeting, you may deliver a completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on November 14, 2018.

If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the annual meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the annual meeting in order to vote.

How Does the Board of Directors Recommend That I Vote on the Proposals?

The Board of Directors recommends that you vote as follows:

● “FOR” the election of the nominees for director;

● “FOR” the amendment to the WPCS International Incorporated Amended and Restated 2014 Equity Incentive Plan;

● “FOR” the authorization, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock underlying Series H-4 Convertible Preferred Stock and warrants issued by us pursuant to the terms of that certain Securities Purchase Agreement, dated March 8, 2018, by and among DropCar, Inc. and the investors named therein, in an amount equal to or in excess of 20% of our common stock outstanding before the issuance of such Series H-4 Convertible Preferred Stock and warrants (including upon the operation of anti-dilution provisions contained in such Series H-4 Convertible Preferred Stock and warrants);

● “FOR” the amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our common stock, par value $0.0001 per share, at a ratio of between 2-for-1 and 25-for-1, if the Board of Directors believes that a reverse stock split is in the best interests of the Company and its stockholders;

● “FOR” the ratification of the selection of EisnerAmper LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2018;

● “FOR” the advisory vote on the compensation of our named executive officers, as disclosed in this proxy statement; and

●  “FOR” the adjournment of our annual meeting of stockholders, if necessary, to solicit additional proxies if there are not sufficient votes in favor of any of the foregoing proposals.

If any other matter is presented at the annual meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with his best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the annual meeting, other than those discussed in this proxy statement.

May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before the annual meeting. You may change or revoke your proxy in any one of the following ways:

● if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;

● by re-voting by Internet or by telephone as instructed above;

● by notifying DropCar’s Secretary/Clerk in writing before the annual meeting that you have revoked your proxy; or

● by attending the annual meeting in person and voting in person. Attending the annual meeting in person will not in and of itself revoke a previously submitted proxy. You must specifically request at the annual meeting that it be revoked.

Your most current vote, whether by telephone, Internet or proxy card is the one that will be counted.

What if I Receive More Than One Notice or Proxy Card?

You may receive more than one Notice or proxy card if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.

Will My Shares be Voted if I Do Not Vote?

If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares only on certain of the proposals set forth in this proxy statement without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the annual meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Elect Directors
The nominees for director who receive the most votes (also known as a “plurality” of the votes cast) will be elected. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of the directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Approve Amendment to the WPCS International Incorporated Amended and Restated 2014 Equity Incentive Plan
The affirmative vote of a majority of the Company’s outstanding capital stock entitled to vote thereon is required to approve the amendment to the WPCS International Incorporated Amended and Restated 2014 Equity Incentive Plan to increase the aggregate number of shares available to be granted under the Company’s WPCS International Incorporated Amended and Restated 2014 Equity Incentive Plan. Abstentions will be treated as votes against this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will have the same effect as a vote against this proposal.

Proposal 3: Approve the Issuance of Shares of our Common Stock in the Financing Transaction
The affirmative vote of the holders of a majority of the total votes cast in person or by proxy at the annual meeting is required to approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance, under the terms of that certain Securities Purchase Agreement dated March 8, 2018, by and among DropCar, Inc. and the investors thereto, and related documents, of shares of our common stock underlying Series H-4 Convertible Preferred Stock and warrants issued by us (including upon the operation of “ratchet” anti-dilution provisions contained in such shares of Series H-4 Convertible Preferred Stock and warrants). Abstentions will be treated as votes against this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 4: Reverse Stock Split
The affirmative vote of the holders of a majority of the total votes cast in person or by proxy at the annual meeting is required to approve the amendment to our Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of our common stock, if the Board of Directors believes that a reverse stock split is in the best interests of the Company and its stockholders. Brokerage firms have authority to vote customers' unvoted shares held by the firms in street name on this proposal. Abstention and broker non-votes, if any, will be treated as votes against this proposal.

Proposal 5: Ratify Selection of Independent Registered Public Accounting Firm
The affirmative vote of the holders of a majority of the shares of our common stock present and entitled to vote on the matter either in person or by proxy at the annual meeting is required to ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018. Abstentions will be treated as votes against this proposal. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the selection of EisnerAmper LLP as our independent registered public accounting firm for 2018, our Audit Committee of our Board of Directors will reconsider its selection.

Proposal 6: Approve an Advisory Vote on the Compensation of our Named Executive Officers
The affirmative vote of a majority of the votes cast in person or by proxy at the annual meeting is required to approve, on an advisory basis, the compensation of our named executive officers, as described in this proxy statement. Abstentions will be treated as votes against this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote. Although the advisory vote is non-binding, the Executive Committee and the Board of Directors will review the voting results and take them into consideration when making future decisions regarding executive compensation.

Proposal 7: Approve an Adjournment of the Annual Meeting, if Necessary, to Solicit Additional Proxies if there are not Sufficient Votes in Favor of Any of the Foregoing Proposals
Approval of the adjournment of the annual meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the above proposals requires the affirmative vote of the holders of a majority of the shares of common stock present and entitled to vote either in person or by proxy at the annual meeting. Abstentions will be treated as votes against this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Is Voting Confidential?

We will keep all the proxies, ballots and voting tabulations private. We only let our Inspector of Election, a representative from Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, P.C., examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make on the proxy card or otherwise provide.

Where Can I Find the Voting Results of the Annual Meeting?

The preliminary voting results will be announced at the annual meeting, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the annual meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.  In addition, we are required to file on a Current Report on Form 8-K no later than the earlier of one hundred fifty calendar days after the annual meeting or sixty calendar days prior to the deadline for submission of stockholder proposals set forth on page 43 of this proxy statement under the heading “Stockholder Proposals and Nominations for Director” our decision on how frequently we will include a stockholder vote on the compensation of our named executive officers in our proxy materials.

What Are the Costs of Soliciting these Proxies?

We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

We have engaged Kingsdale Advisors (“Kingsdale”) to act as our proxy solicitor in connection with the proposals to be acted upon at our annual meeting. Pursuant to our agreement with Kingsdale, Kingsdale will, among other things, provide advice regarding proxy solicitation issues and solicit proxies from our stockholders on our behalf in connection with the annual meeting. For these services, we will pay a fee of approximately $2,000 plus expenses. We have also agreed to pay to Kingsdale a performance fee of $10,000 in the event all proposals achieve requisite stockholder approval.

What Constitutes a Quorum for the Annual Meeting?

The presence, in person or by proxy, of the holders of thirty-three and one-third percent (33.33%) of our outstanding shares entitled to vote at the annual meeting is necessary to constitute a quorum at the annual meeting. Votes of stockholders of record who are present at the annual meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Attending the Annual Meeting

The annual meeting will be held at 10:00 A.M. EST on Thursday, November 15, 2018, at the offices of Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, P.C., 666 Third Avenue, New York, New York 10017. When you arrive at the meeting, signs will direct you to the appropriate meeting rooms. You need not attend the annual meeting in order to vote.

Householding of Annual Disclosure Documents

Some brokers or other nominee record holders may be sending you a single Notice or, if applicable, a single set of our proxy materials if multiple DropCar, Inc. stockholders live in your household. This practice, which has been approved by the SEC, is called “householding.” Once you receive notice from your broker or other nominee record holder that it will be “householding” the Notice or if, applicable, our proxy materials, the practice will continue until you are otherwise notified or until you notify them that you no longer want to participate in the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

We will promptly deliver a separate copy of our Notice or if applicable, our proxy materials to you if you write or call our corporate secretary at: DropCar, Inc., Investor Relations, 1412 Broadway, Suite 2105, New York, New York 10018. If you want to receive your own Notice or, if applicable, set of our proxy materials in the future or, if you share an address with another DropCar, Inc. stockholder and together both of you would like to receive only a single Notice or, if applicable, set of proxy materials, you should contact your broker or other nominee record holder directly or you may contact us at the above address and phone number.

Electronic Delivery of Company Stockholder Communications

Most stockholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail.

You can choose this option and save the Company the cost of producing and mailing these documents by:

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following the instructions provided on your proxy card;

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following the instructions provided when you vote over the Internet; or

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going to www.proxyvote.com and following the instructions provided.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of September 15, 2018 for (a) the executive officers named in the Summary Compensation Table on page 18 of this proxy statement, (b) each of our directors and director nominees, (c) all of our current directors and executive officers as a group and (d) each stockholder known by us to own beneficially more than 5% of our common stock. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. We deem shares of common stock that may be acquired by an individual or group within 60 days of September 15, 2018 pursuant to the exercise of options or warrants or the vesting of restricted stock units to be outstanding for the purpose of computing the percentage ownership of such individual or group, but those shares are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders. Percentage of ownership is based on 8,884,411 shares of common stock outstanding on September 15, 2018. Except as otherwise indicated, the address of each of the persons in this table is c/o DropCar, Inc., 1412 Broadway, Suite 2105, New York, New York 10018.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percent of Shares of Common Stock Beneficially Owned
Five percent or more beneficial owners:
Alpha Capital Anstalt(1)	887,552	9.9%
Iroquois Master Fund Ltd.(2)	887,552	9.9%
Directors and named executive officers:
Spencer Richardson(3)	732,210	8.2%
David Newman(4)	722,210	8.1%
Paul Commons(5)	—	*
Sebastian Giordano(6)	290,374	*
Brian Harrington	—	*
Zvi Joseph	—	*
Solomon Mayer	—	*
Joshua Silverman(7)	47,609	0.5%
Greg Schiffman	—	*
David Allen(8)	123,750	1.4%
Robert Roller(9)	89,984	1.0%
All current directors and officers as a group (10 individuals)(10):	2,006,137	21.0%

* Represents beneficial ownership of less than 1% of the outstanding shares of our common stock.

1)
Based on a Schedule 13G filed on May 24, 2018. The principal business address of the beneficial owner is Lettstrasse 32, FL-9490 Vaduz, Furstentums, Liechtenstein. Konrad Ackerman is the Director of Alpha Capital Anstalt.  The shares included in the table report the number of shares that would be issuable upon exercise of the warrants after giving effect to the 9.99% blocker included in such warrants.

2)
Based on a Schedule 13G/A filed on February 14, 2018. The principal business address of the beneficial owner is 205 East 42nd Street, 20th Floor, New York, New York 10017. Iroquois Master Fund (“IMF”) is a private investment fund. Iroquois Capital Management LLC (“Iroquois Capital”) is an investment adviser that provides investment advisory services to IMF. Iroquois Capital Investment Group LLC (“ICIG”) is a private investment fund. Richard Abbe is the President of Iroquois Capital and managing member of ICIG. Kimberly Page is the manager of American Capital and the Chief Operating Officer, Compliance Officer of Iroquois Capital. Beneficial ownership includes 315,586 shares of common stock and warrants to obtain 1,175,140 shares of common stock which are exercisable within 60 days of September 15, 2018. IMF, Iroquois Capital, Richard Abbe and Kimberly Page share voting and dispositive power over all shares and warrants. Richard Abbe additionally holds sole voting and dispositive power over an additional 27,394 shares and warrants to purchase 132,183 shares, which in each case are held indirectly by Mr. Abbe through American Capital, an investment entity that was dissolved as of December 31, 2017 and which distributed securities held by it to its members. ICIG shares voting and dispositive power over 27,394 shares and warrants to purchase 105,120 shares. The shares included in the table report the number of shares that would be issuable upon exercise of the warrants after giving effect to the 9.99% blocker included in such warrants.

3)
Consists of 732,210 shares of common stock held by Mr. Richardson. Does not include restricted stock units which are not exercisable within 60 days of September 15, 2018.

4)
Consists of 722,210 shares of common stock held by Mr. Newman. Does not include restricted stock units which are not exercisable within 60 days of September 15, 2018.

5)
Consists of options to purchase 148,750 shares of common stock which are exercisable within 60 days of September 15, 2018.

6)
Consists of options to purchase 290,374 shares of common stock which are exercisable within 60 days of September 15, 2018.

7)
Consists of 35,109 shares of common stock held by JNS Holdings Group LLC and warrants to obtain 6,766 shares of common stock which are exercisable within 60 days of September 15, 2018. Mr. Silverman is the Principal of JNS Holdings Group LLC and may be deemed to have voting and investment power with respect to the shares owned by JNS Holdings Group LLC.

8)
Consists of options to purchase 148,750 shares of common stock which are exercisable within 60 days of September 15, 2018.

9)
Consists of options to purchase 89,984 shares of common stock, which are exercisable within 60 days of September 15, 2018.

10)
Includes all directors and officers named in the above table except David Allen, the Company’s previous Chief Financial Officer, who is not a current director or executive officer.

MANAGEMENT AND CORPORATE GOVERNANCE

The Board of Directors

On September 26, 2018, our Board of Directors accepted the recommendation of the Nominating Committee and voted to nominate Spencer Richardson, David Newman, Sebastian Giordano, Brian Harrington, Zvi Joseph, Solomon Mayer, Joshua Silverman and Greg Schiffman for election at the annual meeting for a term of one year to serve until the 2019 annual meeting of stockholders, and until their respective successors have been elected and qualified.

Set forth below are the names of the persons nominated as directors, their ages, their offices in the Company, if any, their principal occupations or employment for at least the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold or have held directorships during the past five years. Additionally, information about the specific experience, qualifications, attributes or skills that led to our Board of Directors’ conclusion at the time of filing of this proxy statement that each person listed below should serve as a director is set forth below.

Name	Age	Position(s)
Employee Directors
Spencer Richardson	33	Chief Executive Officer; Director
David Newman	58	Chief Business Development Officer; Director
Non-Employee Directors
Joshua Silverman	48	Director; Chairman of the Board of Directors
Sebastian Giordano	61	Director
Brian Harrington	51	Director
Zvi Joseph	52	Director
Solomon Mayer	65	Director
Greg Schiffman	60	Director

Our Board of Directors has reviewed the materiality of any relationship that each of our directors has with DropCar, Inc. either directly or indirectly. Based upon this review, our Board of Directors has determined that the following members of the Board of Directors are “independent directors” as defined by The Nasdaq Stock Market: Brian Harrington, Zvi Joseph, Solomon Mayer, Joshua Silverman and Greg Schiffman.

On January 30, 2018, the Company completed its business combination with DropCar, Inc. (“Private DropCar”) in accordance with the terms of the Agreement and Plan of Merger and Reorganization, dated as of September 6, 2017, as subsequently amended, by and among the Company, DC Acquisition Corporation (“Merger Sub”), and Private DropCar (as amended, the “Merger Agreement”), pursuant to which Merger Sub merged with and into Private DropCar, with Private DropCar surviving as a wholly owned subsidiary of the Company (the “Merger”). The information below includes information regarding each director’s service on the boards of directors of WPCS, Private DropCar and the Company.

Employee Directors

Spencer Richardson

Mr. Richardson has served as our Chief Executive Officer and a member of the Board of Directors since the closing of the Merger, and prior to that time, served as a member of the board of directors of Private DropCar since September 2014. Mr. Richardson served as Co-Founder and Chief Executive Officer of Private DropCar since its inception in September 2014 through the closing of the Merger. Mr. Richardson also served as the Chairman of our Board of Directors from January 2018 to May 2018. Prior to his service with DropCar, from March 2009 through February 2016, Mr. Richardson served as Co-Founder and Chief Executive Officer of FanBridge, Inc., a platform that enables clients, such as musicians, comedians, influencers, and anyone with a fan base, to manage fan acquisition, retention, and engagement. In 2012, Forbes Magazine selected Mr. Richardson as a “30 Under 30” innovator. Mr. Richardson currently serves on the boards of directors of numerous private companies. Mr. Richardson holds a B.S. in Finance and Marketing from New York University Stern School of Business.

David Newman

Mr. Newman has served as our Chief Business Development Officer and a member of the Board of Directors since the closing of the Merger, and prior to that time, served as a member of the board of directors of Private DropCar since its inception in September 2014. Mr. Newman served as Co-Founder, Secretary and Treasurer of Private DropCar since its inception and as Chief Business Development Officer since April 2017. Mr. Newman has served as President of David B. Newman Consultants, Inc., a New York-based consulting corporation, as President of Rockland Westchester Legal Services, PC, a New York-based legal services company, and as a Senior Managing Director of Brock Securities LLC, a broker-dealer that provides investment banking and advisory services, in each instance since August 2013. He previously served as a director of United Realty Trust Inc., a public real estate investment trust, from August 2012 through September 2015. Mr. Newman holds a B.B.A. in Business Management from Hofstra University and a J.D. from Fordham Law School.

Non-Employee Directors

Sebastian Giordano

Mr. Giordano currently serves as a consultant to the Company and has served as a member of the Board of Directors since the closing of the Merger, and prior to that time, served as a director of WPCS since February 2013. Mr. Giordano served as the Interim Chief Executive Officer of WPCS from August 2013 until April 25, 2016, when the interim label was removed from his title. He served as the Chief Executive Officer of WPCS since such time through the closing of the Merger. Since 2002, Mr. Giordano has been Chief Executive Officer of Ascentaur, LLC, a business consulting firm providing comprehensive strategic, financial and business development services to start-up, turnaround and emerging growth companies. From 1998 to 2002, Mr. Giordano was Chief Executive Officer of Drive One, Inc., a safety training and education business. From 1992 to 1998, Mr. Giordano was Chief Financial Officer of Sterling Vision, Inc., a retail optical chain. Mr. Giordano received B.B.A. and M.B.A. degrees from Iona College.

Mr. Giordano’s qualifications to sit on the Board of Directors include his broad management experience, including having served as Chief Executive Officer of WPCS.

Brian Harrington

Mr. Harrington has served as a member of the Board of Directors since the closing of the Merger. Mr. Harrington has served as the Chief Product Officer for CBRE, Inc. since December 2017. He previously served as Entrepreneur in Residence and Adjunct Faculty Member of Boston College from January 2016 through May 2017. From August 2012 through September 2015, he served as Executive Vice President and Chief Marketing Officer at ZipCar, Inc. From January 2012 through December 2013, Mr. Harrington served as Principal at Little Harbor Group, a boutique consulting firm specializing in consulting for business services. Mr. Harrington holds a B.S. in Finance/Marketing from Boston College and an MBA from the University of Notre Dame.

Mr. Harrington’s qualifications to sit on the Board of Directors include his financial background, business and marketing experience and education.

Greg Schiffman

Mr. Schiffman has served as a member of the Board of Directors since the closing of the Merger. Mr. Schiffman served as the Chief Financial Officer of Vineti, Inc. from October 2017 through April 2018. He previously served as the Chief Financial Officer of each of Iovance Biotherapeutics (formerly Lion Biotechnologies), from October 2016 through June 2017, Stem Cells, Inc., from January 2014 through September 2016, and Dendreon Corporation, from December 2006 through December 2013. He currently serves on the boards of directors of several private companies. Mr. Schiffman holds a B.S. in Accounting from DePaul University and an MM (MBA) from Northwestern University Kellogg Graduate School of Management.

Mr. Schiffman’s qualifications to sit on the Board of Directors include his financial background, business experience and education.

Zvi Joseph

Mr. Joseph has served as a member of the Board of Directors since the closing of the Merger. He has served as Deputy General Counsel of Amdocs Limited, a publicly traded corporation that provides software and services to communications and media companies, since October 2005. He received his A.A.S. in Business Administration from Rockland Community College, his B.A. in Literature from New York University and his J.D. from Fordham University School of Law. He also holds a Certificate in Business Excellence from Columbia University School of Business.

Mr. Joseph’s qualifications to sit on the Board of Directors include his legal experience and education.

Solomon Mayer

Mr. Mayer has served as a member of the Board of Directors since the closing of the Merger and, prior to that time, served as a member of the Board of Directors of Private DropCar. He has served as President and Chief Executive Officer of Mooney Aviation Company, a private company that manufactures four-place, single-engine and piston-powered aircraft, since 1999. Prior to that time, he held the position of Chief Executive Officer of, and consultant to, Overseas Trading, a department store wholesaler. Mr. Mayer serves as a director of Laniado Hospital, a voluntary, not-for-profit hospital in Kiryat Sanz, Netanya, Israel, as well as a director of several private companies. He previously served as a consultant to and director of each of Innovative Food Holdings, a provider of sourcing, preparation and delivery of specialty/fresh food for both professional chefs and consumers, and BlastGard International Inc., which manufactures and markets proprietary blast mitigation materials, in each case, from 2002 until 2016.

Mr. Mayer’s qualifications to sit on the Board of Directors include his and extensive management experience as an executive and director of a variety of companies.

Joshua Silverman

Mr. Silverman has served as a member of the Board of Directors since the closing of the Merger, and prior to that time, served as a director of WPCS since August 2016. Mr. Silverman currently serves as the Managing Member of Parkfield Funding LLC. Mr. Silverman was the co-founder, and a Principal and Managing Partner of Iroquois Capital Management, LLC, an investment advisory firm. Since its inception in 2003 until July 2016, Mr. Silverman served as Co-Chief Investment Officer of Iroquois. While at Iroquois, he designed and executed complex transactions, structuring and negotiating investments in both public and private companies and has often been called upon by the companies solve inefficiencies as they relate to corporate structure, cash flow, and management. From 2000 to 2003, Mr. Silverman served as Co-Chief Investment Officer of Vertical Ventures, LLC, a merchant bank. Prior to forming Iroquois, Mr. Silverman was a Director of Joele Frank, a boutique consulting firm specializing in mergers and acquisitions. Previously, Mr. Silverman served as Assistant Press Secretary to The President of the United States. Mr. Silverman currently serves as a director of WPCS, Protagenic Therapeutics, Neurotrope, Inc., and TapImmune Inc., all of which are public companies. He previously served as a Director of National Holdings Corporation from July 2014 through August 2016, MGT Capital Investments, Inc. from December 2014 to May 2016, and Alanco Technologies Inc. from March 2016 through August 2016. Mr. Silverman received his B.A. from Lehigh University in 1992.

Mr. Silverman’s qualifications to sit on the Board of Directors include his experience as an investment banker, management consultant and as a director of numerous public companies.

Committees of the Board of Directors and Meetings

Meeting Attendance. During the fiscal year ended December 31, 2017, which concluded prior to the closing of the Merger on January 30, 2018, WPCS’s Board of Directors held eight meetings, and the various committees of the WPCS Board of Directors met a total of five times. All directors attended at least 75% of the total number of meetings of the WPCS Board of Directors and of committees of the WPCS Board of Directors on which he served during fiscal 2017. WPCS did not hold an annual meeting in 2017.

Audit Committee. WPCS’s Audit Committee met four times during fiscal 2017. This committee currently has three members, Greg Schiffman (Chairman), Solomon Mayer and Zvi Joseph. Our Audit Committee’s role and responsibilities are set forth in the Audit Committee’s written charter and include the authority to retain and terminate the services of our independent registered public accounting firm. In addition, the Audit Committee reviews annual financial statements, considers matters relating to accounting policy and reviews the scope of annual audits. All members of the Audit Committee satisfy the current independence standards promulgated by the Securities and Exchange Commission and by The Nasdaq Stock Market, as such standards apply specifically to members of audit committees. The Board of Directors has determined that Mr. Schiffman is an “audit committee financial expert” as the Securities and Exchange Commission has defined that term in Item 407 of Regulation S-K. Please also see the report of the Audit Committee set forth elsewhere in this proxy statement.

A copy of the Audit Committee charter is available to view on the Company’s website at www.dropcar.com.

Compensation Committee. WPCS’s Executive Committee did not meet during fiscal 2017. This committee, which has subsequently been renamed the Compensation Committee, currently has two members, Solomon Mayer (Chairman) and Zvi Joseph. Our Compensation Committee’s role and responsibilities are set forth in the Compensation Committee’s written charter and includes reviewing, approving and making recommendations regarding our compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board of Directors are carried out and that such policies, practices and procedures contribute to our success. Our Compensation Committee also administers our WPCS International Incorporated Amended and Restated 2014 Equity Incentive Plan. The Compensation Committee is responsible for the determination of the compensation of our chief executive officer, and shall conduct its decision making process with respect to that issue without the chief executive officer present. All members of the Compensation Committee qualify as independent under the definition promulgated by The Nasdaq Stock Market.

A copy of the Compensation Committee Charter is available to view on the Company’s website at www.dropcar.com.

Nominating Committee.  WPCS’s Nominating and Corporate Governance Committee (“Nominating Committee”) met one time during fiscal 2017 and has two members, Zvi Joseph (Chairman) and Solomon Mayer. Our Board of Directors has determined that all members of the Nominating Committee qualify as independent under the definition promulgated by The Nasdaq Stock Market.

The Nominating Committee’s responsibilities are set forth in the Nominating Committee’s written charter and include:

●
evaluating and making recommendations to the full Board of Directors as to the composition, organization and governance of the Board and its committees,

●
evaluating and making recommendations as to director candidates,

●
evaluating current Board of Directors members’ performance

●
overseeing the process for CEO and other executive officer succession planning, and

●
developing and recommending governance guidelines for the Company.

Generally, our Nominating Committee considers candidates recommended by stockholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources. Once identified, the Nominating Committee will evaluate a candidate’s qualifications in accordance with our Nominating and Governance Committee Policy Regarding Qualifications of Directors appended to our Nominating Committee’s written charter. Threshold criteria include: personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of our industry, possible conflicts of interest, the extent to which the candidate would fill a present need on the Board, and concern for the long-term interests of our stockholders. Our Nominating Committee has not adopted a formal diversity policy in connection with the consideration of director nominations or the selection of nominees. However, the Nominating Committee will consider issues of diversity among its members in identifying and considering nominees for director, and strive where appropriate to achieve a diverse balance of backgrounds, perspectives, experience, age, gender, ethnicity and country of citizenship on the board and its committees.

If a stockholder wishes to propose a candidate for consideration as a nominee for election to the Board of Directors, it must follow the procedures described in our Amended and Restated Bylaws, as amended, and in “Stockholder Proposals and Nominations For Director” at the end of this proxy statement.  In general, persons recommended by stockholders will be considered in accordance with our Policy on Shareholder Recommendation of Candidates for Election as Directors appended to our Nominating Committee’s written charter. Any such recommendation should be made in writing to the Nominating Committee, care of our Corporate Secretary at our principal office and should be accompanied by the following information concerning each recommending stockholder and the beneficial owner, if any, on whose behalf the nomination is made:

●
all information relating to such person that would be required to be disclosed in a proxy statement;

●
certain biographical and share ownership information about the stockholder and any other proponent, including a description of any derivative transactions in the Company’s securities;

●
a description of certain arrangements and understandings between the proposing stockholder and any beneficial owner and any other person in connection with such stockholder nomination; and

●
a statement whether or not either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of voting shares sufficient to carry the proposal.

The recommendation must also be accompanied by the following information concerning the proposed nominee:

●
certain biographical information concerning the proposed nominee;

●
 all information concerning the proposed nominee required to be disclosed in solicitations of proxies for election of directors;

●
certain information about any other security holder of the Company who supports the proposed nominee;

●
a description of all relationships between the proposed nominee and the recommending stockholder or any beneficial owner, including any agreements or understandings regarding the nomination; and

●
additional disclosures relating to stockholder nominees for directors, including completed questionnaires and disclosures required by our Bylaws.

A copy of the Nominating Committee charter is available to view on the Company’s website at www.dropcar.com.

Board Leadership Structure and Role in Risk Oversight

Our Board of Directors has five independent members, including Brian Harrington, Zvi Joseph, Solomon Mayer, Joshua Silverman and Greg Schiffman, and three non-independent members, Spencer Richardson, our Chief Executive Officer, David Newman, our Chief Business Development Officer, and Sebastian Giordano, our former Chief Executive Officer. We believe that the number of independent, experienced directors that make up our Board of Directors benefits our Company and our stockholders.

Our current Board of Directors leadership structure separates the positions of CEO and Chairman of the Board of Directors, although we do not have a corporate policy requiring that structure. Until May 2018, Spencer Richardson served as both our CEO and Chairman of the Board of Directors. In May 2018, Mr. Silverman was appointed Chairman of the Board of Directors. The Board of Directors believes that this separation is appropriate for the organization at this time because it allows for a division of responsibilities and a sharing of ideas between individuals having different perspectives. Our current CEO, who is also a member of our Board of Directors, is primarily responsible for our operations and strategic direction, while our Chairman is primarily focused on matters pertaining to corporate governance and management oversight. While the Board of Directors believes that this is the most appropriate structure at this time, the Board of Directors retains the authority to change the Board of Directors structure, including the possibility of combining the CEO and Chairman of the Board of Directors positions, if it deems such a change to be appropriate in the future.

Our management is principally responsible for defining the various risks facing the Company, formulating risk management policies and procedures, and managing our risk exposures on a day-to-day basis. The Board of Directors’ principal responsibility in this area is to ensure that sufficient resources, with appropriate technical and managerial skills, are provided throughout the Company to identify, assess and facilitate processes and practices to address material risk and to monitor our risk management processes by informing itself concerning our material risks and evaluating whether management has reasonable controls in place to address the material risks. The involvement of the Board of Directors in reviewing our business strategy is an integral aspect of the Board of Directors’ assessment of management’s tolerance for risk and also its determination of what constitutes an appropriate level of risk for the Company.

While the full Board of Directors has overall responsibility for risk oversight, the Board of Directors has elected to delegate oversight responsibility related to certain committees, which, in turn, report on the matters discussed at the committee level to the full Board of Directors. For instance, our Audit Committee focuses on the material risks facing the Company, including operational, market, credit, liquidity and legal risks. Additionally, our Executive Committee could be charged with reviewing and discussing with management whether our compensation arrangements are consistent with effective controls and sound risk management. Our management reports to the Board of Directors and Audit Committee on a regular basis regarding risk management.

Stockholder Communications to the Board

Generally, stockholders who have questions or concerns should contact our Investor Relations department at (646) 916-4595. However, any stockholders who wish to address questions regarding our business directly with the Board of Directors, or any individual director, should direct his or her questions in writing to the Chairman of the Board of Directors at 1412 Broadway, Suite 2105, New York, New York 10018. Communications will be distributed to the Board of Directors, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of the Board of Directors may be excluded, such as:

●
junk mail and mass mailings;

●
resumes and other forms of job inquiries;

●
surveys; or

●
solicitations or advertisements.

In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any outside director upon request.

Executive Officers

The following table sets forth certain information regarding our executive officers who are not also directors. We have employment agreements with Mr. Commons. All other executive officers are at-will employees.

Name	Age	Position(s)
Executive Officers
Paul Commons	64	Chief Financial Officer
Leandro Larroulet	36	Chief Information Officer

Executive Officers

Paul Commons

Mr. Commons joined DropCar in January 2018 as its Chief Financial Officer. Prior to joining DropCar, Mr. Commons served as the Chief Financial Officer of Zipz Inc., a packaging tech company, from May 2015 through November 2017. Prior to that, from October 2007 through May 2015, Mr. Commons served in a variety of roles at WPC Worldwide, which provided CFO consulting services to tech companies. Mr. Commons holds a B.I.A. from Kettering University and an MBA in Finance from the University of Denver.

Leandro Larroulet

Mr. Larroulet joined DropCar in July 2017 as its Chief Information Officer (CIO). Prior to joining DropCar, Mr. Larroulet served as Chief Operating Officer (COO) for the Argentina based global technology development and consulting firm FDV Solutions from September 2016 to June 2017. Previously Mr. Larroulet held roles at FDV including Senior Project Manager, Software Developer and Network Operator, dating back to September 2007. Mr. Larroulet graduated from FIUBA (Engineering University of Buenos Aires), and also currently serves as both a member of their curricular commission for Information Systems as well as an auxiliary teacher for their Information Analysis program.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Summary Compensation Table

The following table shows the total compensation paid or accrued during the last two fiscal years ended December 31, 2017 and December 31, 2016 to (1) our former Chief Executive Officer, (2) our former Chief Financial Officer, (3) our next most highly compensated executive officer who earned more than $100,000 during the fiscal year ended December 31, 2017. Because SEC rules require us to disclose this information as of the end of our last fiscal year, and because the closing of the Merger occurred in January 2018, this executive compensation section relates to persons who were executive officers of WPCS International Incorporated prior to its merger with Private DropCar. We note that Mr. Giordano and Mr. Allen resigned from their positions as executive officers on or prior to the closing of the Merger.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Sebastian Giordano, previous Chief Executive Officer(3)	2017	180,000	0	0	104,000	0	0	0	284,000
	2016	180,000	77,000	0	145,500	0	0	0	402,500
David Allen, previous Chief Financial Officer(4)	2017	140,000	0	0	78,000	0	0	0	218,000
	2016	140,000	20,000	0	72,750	0	0	0	232,750
Robert Roller, President of Suisun Operations(5)	2017	170,000	100,000	0	78,000	0	0	0	348,000
	2016	170,000	100,000	0	72,750	0	0	0	342,500

1)
These amounts represent the aggregate grant date fair value for stock awards for calendar years 2017 and 2016, respectively, computed in accordance with FASB ASC Topic 718.  A discussion of the assumptions used in determining grant date fair value may be found in Note 2 to our Financial Statements, included in our Current Report on Form 8-K/A, as filed with the Securities and Exchange Commission on April 2, 2018.

2)
These amounts represent the aggregate grant date fair value for option awards for calendar years 2017 and 2016, respectively, computed in accordance with FASB ASC Topic 718. A discussion of the assumptions used in determining grant date fair value may be found in Note 2 to our Financial Statements, included in our Current Report on Form 8-K/A, as filed with the Securities and Exchange Commission on April 2, 2018.

3)
Mr. Giordano resigned as Chief Executive Officer on January 30, 2018.

4)
Mr. Allen resigned as Chief Financial Officer on January 30, 2018.

5)
Mr. Roller is currently employed as President of our Suisun Operations.

Narrative Disclosure to Summary Compensation Table

Employment Agreements

The compensation arrangement of Sebastian Giordano, our former Chief Executive Officer, was set forth in a letter agreement, dated July 29, 2013, as amended on February 3, 2015. Pursuant to that agreement, Mr. Giordano was entitled to a base salary of $180,000 per year (effective as of January 1, 2015).

On January 30, 2018, Sebastian Giordano, our former Chief Executive Officer, and David Allen, our former Chief Financial Officer, resigned as officers of the Company. In connection with their respective resignations, each of Mr. Giordano and Mr. Allen entered into a separation agreement, effective as of January 30, 2018 (the “Giordano Agreement” and the “Allen Agreement,” respectively, and collectively, the “Separation Agreements”), with the Company. Each of the Giordano Agreement and Allen Agreement includes a customary release by Mr. Giordano and Mr. Allen, respectively, of certain claims against the Company that are held by Mr. Giordano and Mr. Allen, respectively. Pursuant to the Giordano Agreement, Mr. Giordano ceased serving as an employee of the Company effective as of January 30, 2018 (the “Separation Date”). Pursuant to the Giordano Agreement, Mr. Giordano received a severance payment equal to $350,000. Pursuant to the Allen Agreement, Mr. Allen ceased serving as an employee of the Company effective as of the Separation Date. Pursuant to the Allen Agreement, Mr. Allen received a severance payment equal to $150,000.

On July 11, 2018, we entered into a consulting agreement (the “Consulting Agreement”) with Ascentaur, LLC (“Ascentaur”). Sebastian Giordano is the Chief Executive Officer of Ascentaur, LLC. Pursuant to the terms of the Consulting Agreement, Ascentaur has agreed to provide advisory services with respect to the strategic development and growth of the Company, including advising the Company on market strategy and overall Company strategy, advising the Company on the sale of the Company’s WPCS International business segment, providing assistance to the Company in identifying and recruiting prospective employees, customers, business partners, investors and advisors that offer desirable administrative, financing, investment, technical, marketing and/or strategic expertise, and performing such other services pertaining to the Company’s business as the Company and Ascentaur may from time to time mutually agree. As consideration for its services under the Consulting Agreement, Ascentaur shall be entitled to receive (i) a fee of $10,000 per month for a period of nine months from the effective date of the Consulting Agreement, (ii) a lump sum fee of $90,000 upon the closing of the sale of the Company’s WPCS International business segment and (iii) reimbursement for reasonable and customary business expenses incurred in connection with Ascentaur’s performance under the Consulting Agreement.

Outstanding Equity Awards at 2017 Fiscal Year-End

The following table shows grants of stock options and grants of unvested stock awards outstanding on the last day of the fiscal year ended December 31, 2017, including both awards subject to performance conditions and non-performance-based awards, to each of the executive officers named in the Summary Compensation Table.

Name	Number of Securities underlying Unexercised Options (#) Exercisable	Number of Securities underlying Unexercised Options (#) Unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option Exercise Price ($/Sh)	Option Expiration Date	Number of shares or units of stock that have not vested (#)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)	Market value of shares or units of stock that have not vested ($)
Sebastian Giordano	130	-	-	$60.06	4/24/2018	-	-	-	-
	11,364	-		$26.40	4/24/2019
	50,000	-		$1.19	8/6/2025
	650,000	-		$1.32	9/29/2025
	150,000	-		$1.26	4/28/2026
	100,000	-		$1.35	4/28/2027
			200,000(1)	$1.35	4/28/2027	200,000			$210,000

David Allen	20,000	-		$1.19	8/6/2025
	325,000	-		$1.32	9/29/2025
	75,000	-		$1.26	4/28/2026
	75,000	-		$1.35	4/28/2027
			100,000(1)	$1.35	4/28/2027	100,000			$105,000
Robert Roller	162	-		$13.20	11/15/2017
	2,273	-		$26.40	4/24/2019
	7,500	-		$1.19	8/6/2025
	100,000	-		$1.32	9/29/2025
	75,000	-		$1.26	4/28/2026
	75,000	-		$1.35	4/28/2027
			100,000(1)	$1.35	4/28/2027	100,000			$105,000

(1)
Stock options were granted under the Amended and Restated 2014 Equity Incentive Plan and became fully vested upon the closing of the Merger.

Pension Benefits

We do not have any qualified or non-qualified defined benefit plans.

 Nonqualified Deferred Compensation

We do not have any nonqualified defined contribution plans or other deferred compensation plan.

Potential Payments upon Termination or Change-In-Control

On October 21, 2015, our subsidiary, WPCS International - Suisun City, Inc. (the “Suisun City Operations”), entered into a change in control agreement with Robert Roller, the President of the Suisun City Operations. The agreement had an initial term of two years and automatically extends for additional one-year periods at the expiration of the initial term and on each anniversary thereafter unless either party notifies the other party of non-renewal no later than 30 days prior to such anniversary. Upon a change in control of the Company or the Suisun City Operations, the agreement continues for a term of two years and then expires. Pursuant to the terms of the agreement, Mr. Roller is entitled to a severance payment of $150,000 and unpaid compensation and benefits and unused vacation accrued through the date of termination, if he is terminated without cause or if he is terminated for good reason within two years following a change in control of the Company or the Suisun City Operations.

On September 29, 2015, we entered into change of control agreements with Messrs. Giordano and Allen. The agreements had initial terms of four years and automatically extended for additional one-year periods thereafter, unless either party notified the other of non-renewal no later than 30 days prior to such anniversary. Under the agreements, Messrs. Giordano and Allen received payments of $350,000 and $150,000, respectively upon a change in control of the Company.

On January 30, 2018, in connection with the consummation of the Merger, Mr. Giordano received a severance payment equal to $350,000 and Mr. Allen received a severance payment equal to $150,000. The payment of the severance benefits was made immediately following the closing of the transactions contemplated by the Merger Agreement, as contemplated by the Merger Agreement.

Director Compensation

The following table shows the total compensation paid or accrued during the fiscal year ended December 31, 2017 to each of our non-employee directors. Directors who are employed by us are not compensated for their service on our Board of Directors.

Name	Fees Earned or Paid in Cash ($)	Stock Awards (1) ($)	Option Awards (2) ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Sebastian Giordano(3)	0	0	104,000	0	0	0	104,000
Joshua Silverman	24,000	0	52,000	$0	0	0	76,000
Charles Benton(4)	30,000	0	52,000	$0	0	0	82,000
Norm Dumbroff(4)	24,000	0	52,000	$0	0	0	76,000
Edward Gildea(4)	24,000	0	52,000	$0	0	0	76,000
Jonathan Schechter(4)	18,000	0	0	$0	0	0	18,000
Brian Daly(4)	18,000	0	0	$0	0	0	18,000

1)
These amounts represent the aggregate grant date fair value for stock awards for calendar year 2017 computed in accordance with FASB ASC Topic 718.  A discussion of the assumptions used in determining grant date fair value may be found in Note 2 to our Financial Statements, included in our Current Report on Form 8-K/A, as filed with the Securities and Exchange Commission on April 2, 2018.

2)
These amounts represent the aggregate grant date fair value for option awards for calendar year 2017 computed in accordance with FASB ASC Topic 718. A discussion of the assumptions used in determining grant date fair value may be found in Note 2 to our Financial Statements, included in our Current Report on Form 8-K/A, as filed with the Securities and Exchange Commission on April 2, 2018.

3)
Reflects 104,000 in option awards paid to Mr. Giordano in connection with his previous employment as our Chief Executive Officer in 2017. Following the Merger, Mr. Giordano has served as a non-employee director. Since June 2018, Mr. Giordano has served as a consultant to the Company. See “—Narrative Disclosure to Summary Compensation Table — Employment Agreements” above for additional information.

4)
Resigned effective January 30, 2018.

On May 14, 2018, the Board of Directors approved of the following compensation to non-employee directors. The Chairman of the Board of Directors is entitled to receive a monthly cash payment of $10,000 as consideration for his services, in addition to an annual grant of options to purchase shares of the Company’s common stock valued at $30,000 on the date of grant calculated using the Black-Scholes valuation method. Each of the Company’s other non-employee directors is entitled to receive an annual cash payment of $30,000, paid quarterly in arrears, in addition to an annual grant of options to purchase shares of the Company’s common stock valued at $20,000 on the date of grant calculated using the Black-Scholes valuation method.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain aggregate information with respect to all of the Company’s equity compensation plans in effect as of December 31, 2017.

	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders(1)	3,253,072	$1.32	406,019
Total	3,253,072	$1.32	406,019

(1)
This plan consists of our Amended and Restated 2014 Equity Incentive Plan.

REPORT OF AUDIT COMMITTEE

The Audit Committee of the Board of Directors, which consists entirely of directors who meet the independence and experience requirements of The Nasdaq Stock Market, has furnished the following report:

The Audit Committee assists the Board of Directors in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in our charter adopted by the Board of Directors, which is available on our website at www.dropcar.com. This committee reviews and reassesses our charter annually and recommends any changes to the Board of Directors for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of EisnerAmper LLP. In fulfilling its responsibilities for the financial statements for fiscal year 2017, the Audit Committee took the following actions:

●
Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2017 with management and EisnerAmper LLP, our independent registered public accounting firm;

●
Discussed with EisnerAmper LLP the matters required to be discussed in accordance with Auditing Standard No. 1301- Communications with Audit Committees; and

●
Received written disclosures and the letter from EisnerAmper LLP regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding EisnerAmper LLP communications with the Audit Committee and the Audit Committee further discussed with EisnerAmper LLP their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and EisnerAmper LLP, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Current Report on Form 8-K/A, which includes financial statements for the fiscal year ended December 31, 2017, for filing with the SEC.

Members of the DropCar, Inc. Audit Committee
Greg Schiffman
Solomon Mayer
Zvi Joseph

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors, executive officers and beneficial owners of more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in the ownership of our common stock and other equity securities. Such persons are required to furnish us copies of all Section 16(a) filings.

Based solely upon a review of the copies of the forms furnished to us, we believe that our officers, directors and beneficial owners of more than 10% of our common stock complied with all applicable filing requirements during the fiscal year ended December 31, 2017, with the exception of a Form 3 which was not filed on a timely basis on behalf of our former director Brian Daly.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Our Board of Directors must approve in advance of all future transactions between us and any director, executive officer, holder of 5% or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of them, or any other related persons, as defined in Item 404 of Regulation S-K, or their affiliates, in which the amount involved is equal to or greater than $120,000.  Any request for such a transaction must first be presented to our Board of Directors for review, consideration and approval.  In approving or rejecting any such proposal, our Board of Directors is to consider all available information deemed relevant by the Board of Directors, including, but not limited to, the extent of the related person’s interest in the transaction, and whether the transaction is on terms no less favorable to us than terms we could have generally obtained from an unaffiliated third party under the same or similar circumstances.

Binding Term Sheet for Sale of WPCS

On August 9, 2018, we entered into a binding term sheet with the management of WPCS International Suisun City, Inc. for the sale of select assets and liabilities of our WPCS business for $3.5 million. The sale is conditioned on the management team’s receipt of suitable financing to complete the acquisition. It is anticipated that the transaction will close in the 4th quarter of 2018, however, there can be no assurance that the sale will be consummated on the terms previously negotiated or at all.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us to indemnify each director and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, penalties fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of the Company, arising out of the person’s services as a director or executive officer.

ELECTION OF DIRECTORS

(Notice Item 1)

General

On September 26, 2018, the Board of Directors nominated Spencer Richardson, David Newman, Sebastian Giordano, Brian Harrington, Zvi Joseph, Solomon Mayer, Joshua Silverman and Greg Schiffman for election at the annual meeting. If they are elected, they will serve on our Board of Directors until the 2019 Annual Meeting of Stockholders and until their respective successors have been elected and qualified.

Unless authority to vote for any of these nominees is withheld, the shares represented by the enclosed proxy will be voted FOR the election as directors of Spencer Richardson, David Newman, Sebastian Giordano, Brian Harrington, Zvi Joseph, Solomon Mayer, Joshua Silverman and Greg Schiffman. In the event that any nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in that nominee’s place. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.

Vote Required and Board of Directors’ Recommendation

The nominees for director who receive the most votes (also known as a “plurality” of the votes cast) will be elected. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of the directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF SPENCER RICHARDSON, DAVID NEWMAN, SEBASTIAN GIORDANO, BRIAN HARRINGTON, ZVI JOSEPH, SOLOMON MAYER, JOSHUA SILVERMAN AND GREG SCHIFFMAN AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

APPROVAL OF AN AMENDMENT TO THE WPCS INTERNATIONAL INCORPORATED AMENDED AND RESTATED 2014 EQUITY INCENTIVE PLAN

 (Notice Item 2)

General

Our Board of Directors is requesting that our stockholders approve the adoption of an amendment to the WPCS International Incorporated Amended and Restated 2014 Equity Incentive Plan (the “Plan”), which amendment was approved by the Board of Directors on September 26, 2018, effective upon approval by our stockholders at the annual meeting. If this proposal is approved, the number of shares authorized for issuance of awards under the Plan will be increased from 2,527,272 to an aggregate of 4,239,772 shares of common stock. In connection with this amendment, we are changing the name of the Plan to the “DropCar, Inc. Amended and Restated 2014 Equity Incentive Plan” to reflect our name change.

The Plan was originally approved by our Board of Directors and stockholders in 2014. By its terms, the Plan may be amended by the Board of Directors provided that any amendment that the Board of Directors determines requires stockholder approval is subject to receiving such stockholder approval. Approval by our stockholders is required by the listing rules of the Nasdaq Stock Market. In addition, stockholder approval is required in order to ensure favorable federal income tax treatment for grants of incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

As of September 15, 2018, a total of 30,804 shares of our common stock remain available for issuance under the Plan, and options to purchase a total of 1,028,610 shares of common stock and restricted stock units exercisable for 1,467,858 shares of common stock remain outstanding. As of September 15, 2018, a total of 0 shares of our common stock have been issued upon the exercise of options and vesting of other equity awards granted under the Plan.

The outstanding options under the Plan have a consolidated weighted average exercise price of $4.58 and a consolidated weighted average remaining term of 8.1 years. As of September 15, 2018, the equity overhang, represented by (a) the sum of all outstanding stock options and other stock-based awards under all Company equity plans, plus the number of shares available for issuance pursuant to future awards under the Plan as a percentage of (b) the sum of (i) the number of shares of our common stock outstanding as of September 15, 2018, plus (ii) the number of shares described in clause (a) above, was 22.1%. If the amendment to the Plan is approved by stockholders, the equity overhang would be 32.3%.

Reasons for Amendment of the Plan

Our Board of Directors, the Executive Committee and management believe that the effective use of stock-based long-term incentive compensation is vital to our ability to achieve strong performance in the future. The Plan will maintain and enhance the key policies and practices adopted by our management and Board of Directors to align employee and stockholder interests and to link compensation to the Company performance. In addition, our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel. We believe that the increase in the number of shares available for issuance under our Plan is essential to permit our management to continue to provide long-term, equity-based incentives to present and future key employees, consultants and directors. Without stockholder approval of the proposed amendment to the Plan, we will not be able to make meaningful equity grants in the future as we have only 30,804 shares of common stock available under the Plan. In addition, in May 2018, we granted options to purchase an aggregate of 79,267 shares of our common stock to our non-employee directors at an exercise price of $1.82, the closing price of our Common Stock on the Nasdaq Capital Market on May 14, 2018, subject to the approval of the amendment to the Plan by our stockholders. In the event that the amendment to the Plan is not approved by our stockholders, the options will be forfeited.

New Plan Benefits

The following table shows the total number of options that have been granted to the identified individuals and groups, which awards are subject to the approval of the amendment to the Plan by our stockholders:

Name and Position	Number of Options
Sebastian Giordano	12,195
Brian Harrington	12,195
Zvi Joseph	12,195
Solomon Mayer	12,195
Joshua Silverman	18,282
Greg Schiffman	12,195
Non-Executive Directors Total	79,267

The amounts of future grants under the Plan are not determinable as all other future awards under the Plan will be granted at the sole discretion of the Compensation Committee and we cannot determine at this time either the persons who will receive awards under the Plan or the amount or types of any such awards. However, as compensation for their service to the Board of Directors, our independent directors will annually be granted a non-qualified stock option to purchase shares of our common stock valued at $20,000 (with the Chairman of the Board of Directors receiving a non-qualified stock option to purchase shares of our common stock valued at $30,000) on the date of grant, which will vest in full one year from the grant date, subject to the applicable director’s continued service on the Board of Directors as of the vesting date. The number of options to be received will be calculated using the Black-Scholes valuation method. Each option granted to our non-employee directors will have an exercise price equal to the closing price of our common stock on the Nasdaq Capital Market (or other applicable trading market) on the date of grant, or if the date of grant is not a trading day, the closing price on the next trading day following the date of grant, and each option will have a term of ten years.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of a majority of the Company’s outstanding capital stock entitled to vote thereon is required to approve the amendment to the Plan to increase the aggregate number of shares available to be granted under the Plan. Abstentions will be treated as votes against this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will have the same effect as a vote against this proposal.

THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE AMENDMENT TO THE PLAN TO INCREASE BY 1,712,500 SHARES THE AGGREGATE NUMBER OF SHARES WHICH MAY BE GRANTED, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF THE AMENDMENT UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

 TO AUTHORIZE, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(d), THE ISSUANCE OF SHARES OF OUR COMMON STOCK UNDERLYING SERIES H-4 CONVERTIBLE PREFERRED STOCK AND SERIES H-4 WARRANTS ISSUED BY US PURSUANT TO THE TERMS OF THAT CERTAIN SECURITIES PURCHASE AGREEMENT, DATED MARCH 8, 2018, BY AND AMONG DROPCAR, INC. AND THE INVESTORS NAMED THEREIN, IN AN AMOUNT EQUAL TO OR IN EXCESS OF 20% OF OUR COMMON STOCK OUTSTANDING BEFORE THE ISSUANCE OF SUCH CONVERTIBLE PREFERRED STOCK AND WARRANTS (INCLUDING UPON THE OPERATION OF ANTI-DILUTION PROVISIONS CONTAINED IN SUCH SERIES H-4 CONVERTIBLE PREFERRED STOCK AND SERIES H-4 WARRANTS)

(Notice Item 3)

Background and Description of Proposal

Financing Transaction

                On March 8, 2018, we entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain institutional and accredited investors (collectively, the “Investors”), pursuant to which we issued to the Investors an aggregate of 26,843 shares of our newly designated Series H-4 Convertible Preferred Stock, par value $0.0001 per share (the “Series H-4 Shares”), and warrants to purchase 2,684,300 shares of our common stock, par value $0.0001 per share (“Common Stock”), with an exercise price of $2.60 per share, subject to adjustments (the “Series H-4 Warrants”). The purchase price per Series H-4 Share was $235.50, equal to (i) the closing price of the Common Stock on the Nasdaq Capital Market on March 7, 2018, plus $0.125 multiplied by (ii) 100. The aggregate purchase price for the Series H-4 Shares and Series H-4 Warrants was approximately $6.0 million. Subject to certain ownership limitations, the Series H-4 Warrants are immediately exercisable from the issuance date and will be exercisable for a period of five years from the issuance date.

In connection with the financing, we agreed to seek approval of our stockholders of an adjustment to the conversion price of the Series H-4 Shares and the exercise price of the Series H-4 Warrants, as the case may be, below the then applicable conversion price or exercise price, as the case may be, with the recommendation of our Board of Directors that such proposal be approved.

On August 31, 2018, we offered (the “Repricing Offer Letter”) to the Investors the opportunity to exercise such Series H-4 Warrants for cash at a reduced exercise price of $0.60 per share (the “Reduced Exercise Price”) provided such Series H-4 Warrants were exercised for cash on or before 5:00 P.M. Eastern Daylight Time on September 4, 2018. On September 4, 2018, we received executed Repricing Offer Letters from a majority of the Investors resulting in the exercise of Series H-4 Warrants to purchase 1,561,596 shares of Common Stock (equal to 19.99% of the shares of Common Stock outstanding on March 8, 2018). We received gross proceeds of approximately $937,000 from the exercise of the Series H-4 Warrants pursuant to the terms of the Repricing Offer Letter.

In connection with the exercise of the Series H-4 Warrants, the Company issued to each Investor who exercised its Series H-4 Warrants prior to the End Date a “reload” warrant (the “Reload Warrants”) covering one share for each Series H-4 Warrant exercised during that period. The terms of the Reload Warrants are substantially identical to the terms of the Series H-4 Warrants except that (i) the exercise price is equal to $1.00, (ii) the Reload Warrants may be exercised at all times beginning on the 6-month anniversary of the issuance date on a cash basis and also on a cashless basis as described in Section 2(d) of the Reload Warrant, (iii) the Reload Warrants do not contain any provisions for anti-dilution adjustment and (iv) the Company will have the right to require the Investor to exercise all or any portion of the Reload Warrant still unexercised for a cash exercise if the VWAP (as defined in the Reload Warrant) for the Common Stock equals or exceeds $1.50 for not less than ten consecutive trading days. In connection with the Repricing Offer Letter, the Company issued Reload Warrants to purchase up to 1,561,596 shares of Common Stock. Further, in connection with the Repricing Offer Letter, we undertook to use best efforts to as promptly as practicable after the date of Repricing Offer Letter file a proxy statement seeking stockholder approval to: (i) reduce the conversion price of the Series H-4 Shares and the exercise price of the remaining Series H-4 Warrants to $0.60; and (ii) issue all the shares of Common Stock issuable upon the full conversion of the Series H-4 Shares and exercise of the Series H-4 Warrants at $0.60. Upon receipt of stockholder approval of this proposal, the conversion price of the Series H-4 Shares and the exercise price of the remaining Series H-4 Warrants will be immediately reduced to $0.60 (subject to adjustment as set forth in the Certificate of Designations, Preferences and Rights of the Series H-4 Convertible Preferred Stock, par value $0.0001 per share, originally filed with the Secretary of State of the State of Delaware on March 8, 2018 (the “Certificate of Designations”) and the Series H-4 Warrants).

On September 5, 2018, we received a request from The Nasdaq Stock Market (“Nasdaq”), to (i) amend our Certificate of Designations to provide that the Series H-4 Shares may not be converted into shares of Common Stock until the Company has obtained stockholder approval of the issuance of the Common Stock underlying the Series H-4 Shares pursuant to the applicable rules and regulations of Nasdaq and (ii) amend our Series H-4 Warrants to provide that the Series H-4 Warrants may not be exercised until we have obtained stockholder approval of the issuance of Common Stock underlying the Series H-4 Warrants pursuant to the applicable rules and regulations of Nasdaq.

In response to the above requests, on September 10, 2018, the Company (i) filed a Certificate of Amendment (the “COD Amendment”) to the Certificate of Designations and (ii) entered into an amendment (the “Warrant Amendment”) with the holders of its Series H-4 Shares, in each case to provide for stockholder approval as described above prior to the conversion of the Series H-4 Shares or exercise of the Series H-4 Warrants, as the case may be.

Reasons for the Financing

                As of December 31, 2017, our cash balance was $372,011. In March 2018, our Board of Directors determined that it was necessary to raise additional funds to support our continuing operations and to provide working capital for general corporate purposes.

We believe that the financing, which yielded gross proceeds of approximately $6.0 million, was necessary in light of the Company’s cash balance and funding requirements at the time. We also believe that the anti-dilution protections contained in the Series H-4 Shares and Series H-4 Warrants were reasonable in light of market conditions and the size and type of the financing, and that we would not have been able to complete the sale of the Series H-4 Shares and Series H-4 Warrants unless such anti-dilution provisions were offered. In addition, at the time of the financing, our Board of Directors considered numerous other alternatives to the transaction, none of which proved to be feasible or, in the opinion of our Board of Directors, would have resulted in aggregate terms equivalent to, or more favorable than, the terms obtained in the financing.

Securities Purchase Agreement

The Series H-4 Shares and Series H-4 Warrants were issued on March 8, 2018 (the “Closing”) pursuant to the terms of the Purchase Agreement. The Purchase Agreement provided for the sale of the Series H-4 Shares and the Series H-4 Warrants at the Closing for gross proceeds of approximately $6.0 million.

The Purchase Agreement obligates us to indemnify the Investors and various related parties for certain losses including those resulting from (i) any misrepresentation or breach of any representation or warranty made by us, (ii) any breach of any obligation of ours, and (iii) certain claims by third parties.

The Purchase Agreement contains representations and warranties of us and the Investors which are typical for transactions of this type. In addition, the Purchase Agreement contains customary covenants on our part that are typical for transactions of this type, as well as the following additional covenants: (i) we agreed, without the consent of the Investors, not to enter into certain variable rate transactions until the date that no Investor holds at least ten percent of the securities originally issued to such Investor, and (ii) we agreed to offer to the Investors, until the second anniversary of the Closing, the opportunity to participate in any subsequent securities offerings by us.

Series H-4 Shares

On March 8, 2018, we filed the Certificate of Designations with the Secretary of State of the State of Delaware, establishing and designating the rights, powers and preferences of the Series H-4 Shares. We designated up to 30,000 Series H-4 Shares and each share has a stated value of $235.50 (the “Stated Value”).

Each Series H-4 Share was originally convertible at any time at the option of the holder thereof, into a number of shares of Common Stock determined by dividing the Stated Value by the initial conversion price of $2.355 per share, subject to a 9.99% blocker provision discussed below. In connection with the entry into the Repricing Offer Letter, if approved by our stockholders, the conversion price of the Series H-4 Shares will be immediately reduced to $0.60.

The Series H-4 Shares were initially convertible into an aggregate of 2,684,300 shares of Common Stock. If this proposal is approved by our stockholders, the Series H-4 Shares will be convertible into an aggregate of 10,535,878 shares of Common Stock.

  If we fail to timely deliver Common Stock upon the conversion of the Series H-4 Shares, we have agreed to pay certain liquidated damages to the converting holder. The Series H-4 Shares have the same dividend rights as the Common Stock, and no voting rights except as provided for in the Certificate of Designation or as otherwise required by law. In the event of any liquidation or dissolution of us, the Series H-4 Shares rank senior to the Common Stock in the distribution of assets, to the extent legally available for distribution.

In addition, the Series H-4 Shares are subject to anti-dilution protection in the event we issue additional Common Stock, options or Common Stock equivalents at a price per share less than the conversion price in effect. If we issue Common Stock, options or Common Stock equivalents at a price less than the conversion price of the Series H-4 Shares, subject to certain customary exceptions, the conversion price of the Series H-4 Shares will be reduced to that lower price; provided, however, that the conversion price of the Series H-4 Shares shall not be adjusted to be less than twenty percent (20%) of the conversion price on the original issuance date (subject to appropriate adjustments for stock splits, stock dividends, recapitalizations, reclassifications, combinations or other similar transactions) (the “Conversion Price Floor”). Therefore, the anti-dilution provision in the Series H-4 Shares may result in the downward adjustment of the conversion price of the Series H-4 Shares. This anti-dilution provision of the Series H-4 Shares will not be effective until stockholder approval is obtained. If we obtain stockholder approval of this proposal, the conversion price of the Series H-4 Shares may be adjusted upon a dilutive issuance.   In connection with the entry into the Repricing Offer Letter, if this proposal is approved by our stockholders, the conversion price of the Series H-4 Shares will be immediately reduced to $0.60.

Limitations on Conversion and Issuance

As referenced above, in connection with the Repricing Offer Letter, we entered into the COD Amendment which requires stockholder approval prior to the conversion of any Series H-4 Shares into shares of our Common Stock.

In addition, a Series H-4 Share may not be converted and shares of Common Stock may not be issued under the Series H-4 Shares if, after giving effect to the conversion or issuance, the holder together with its affiliates would beneficially own in excess of 9.99% of our outstanding shares of Common Stock (the “Series H-4 Blocker”). The Series H-4 Blocker may be raised or lowered to any other percentage not in excess of 9.99% at the option of the selling securityholder, except that any raise will only be effective upon 61-days’ prior notice to us.

Series H-4 Warrants

At the Closing, we issued Series H-4 Warrants that entitled the holders of the Series H-4 Warrants to purchase, in aggregate, up to 2,684,300 shares of our Common Stock. As referenced above, on September 4, 2018, we received executed Repricing Offer Letters from a majority of the Investors resulting in the exercise of Series H-4 Warrants to purchase 1,561,596 shares of Common Stock. The Series H-4 Warrants were immediately exercisable and will expire five years from the date of issuance. The Series H-4 Warrants were initially exercisable at an exercise price equal to $2.60, subject to certain adjustments. If this proposal is approved by our stockholders, the exercise price of the remaining Series H-4 Warrants will be reduced to $0.60 which will entitle the holders of the remaining Series H-4 Warrants to purchase, in aggregate, up to 1,122,704 additional shares of Common Stock.

The Series H-4 Warrants may be exercised for cash, provided that, if there is no effective registration statement available registering the exercise of the Series H-4 Warrants, the Series H-4 Warrants may be exercised on a cashless basis. The exercise price of the Series H-4 Warrants is subject to adjustment for stock splits, combinations or similar events. Similar to the Series H-4 Shares, the Series H-4 Warrants require “buy-in” payments to be made by us for failure to deliver the shares of Common Stock issuable upon exercise.

In addition, except in the case of issuances of certain excluded securities, the Series H-4 Warrants are subject to anti-dilution protection in the event we issue additional Common Stock, options or Common Stock equivalents at a price per share less than the exercise price in effect. If we issue Common Stock, options or Common Stock equivalents at a price less than the exercise price of the Series H-4 Warrants, subject to certain customary exceptions, the exercise price of the Series H-4 Warrants will be reduced to that lower price and the number of shares issuable pursuant to the Series H-4 Warrants will be increased such that the exercise price payable pursuant to the Series H-4 Warrants, after taking into account the decrease in the exercise price, shall be equal to the aggregate exercise price prior to such adjustment; provided, however, that the exercise price of the Series H-4 Warrants shall not be adjusted to be less than twenty percent (20%) of the exercise price on the original issuance date (subject to appropriate adjustments for stock splits, stock dividends, recapitalizations, reclassifications, combinations or other similar transactions) (the “Exercise Price Floor”). Therefore, the anti-dilution provision in the Series H-4 Warrants may result in the downward adjustment of the exercise price of the Series H-4 Warrants and result in a greater number of shares being issued pursuant to the Series H-4 Warrants. This anti-dilution provision of the Series H-4 Warrants will not be effective until stockholder approval is obtained. If we obtain stockholder approval of this proposal, the exercise price of the Series H-4 Warrants and the number of shares to be issued upon exercise of the Series H-4 Warrants may be adjusted upon a dilutive issuance. If this proposal is approved by our stockholders, the exercise price of the remaining Series H-4 Warrants will be reduced to $0.60 which will entitle the holders of the remaining Series H-4 Warrants to purchase, in aggregate, up to 1,122,704 additional shares of Common Stock.

Fundamental Transactions

The Series H-4 Warrants prohibit us from entering into specified transactions involving a change of control, unless the successor entity assumes in writing all of our obligations under the Series H-4 Warrants under a written agreement.

In the event of transactions involving a change of control or other fundamental transaction, the Warrant will remain outstanding and shall thereafter, be exercisable for the number of shares of Common Stock that would have been issuable upon the exercise of such Warrant immediately prior to the occurrence of such fundamental transaction, subject to appropriate adjustment in the exercise price of the Warrant to the value per share for the Common Stock reflected by the terms of such fundamental transaction, and a corresponding immediate adjustment to the number of shares of Common Stock acquirable upon exercise of the Warrant without regard to any limitations or restrictions on exercise, if the value so reflected is less than the exercise price of the Warrant in effect immediately prior to such fundamental transaction.

Limitations on Exercise and Issuance

As referenced above, in connection with the Repricing Offer Letter, we entered into the Warrant Amendment which requires stockholder approval prior to the exercise of any additional Series H-4 Warrants into shares of our Common Stock.

A Warrant may not be exercised and shares of Common Stock may not be issued under the Series H-4 Warrants if, after giving effect to the exercise or issuance, the holder together with its affiliates would beneficially own in excess of 9.99% of our outstanding shares of Common Stock (the “Warrant Blocker”). The Warrant Blocker may be raised or lowered to any other percentage not in excess of 9.99% at the option of the selling securityholder, except that any raise will only be effective upon 61-days’ prior notice to us.

Effect of Issuance of Securities

                The potential issuance of (x) the aggregate of 5,368,600 shares of our Common Stock underlying (i) the Series H-4 Shares (an aggregate of 2,684,300 shares of Common Stock), and (ii) the Series H-4 Warrants (2,684,300 shares of Common Stock) and (y) the potential additional shares of Common Stock issuable pursuant to the anti-dilution terms of the Series H-4 Shares and the Series H-4 Warrants that are the subject of this proposal, would result in an increase in the number of shares of Common Stock outstanding, and our stockholders will incur dilution of their percentage ownership to the extent that the investors convert their Series H-4 Shares or exercise their Series H-4 Warrants, or additional shares of Common Stock are issued pursuant to the anti-dilution terms of the Series H-4 Shares or the Series H-4 Warrants.  As referenced above, in connection with the Repricing Offer Letter, we agreed to use best efforts to seek stockholder approval to reduce the conversion price of the Series H-4 Shares to $0.60 and the exercise price of the remaining Series H-4 Warrants to $0.60. If this proposal is approved by our stockholders, this will result in the potential issuance of (x) the aggregate of 11,658,582 shares of our Common Stock underlying (i) the Series H-4 Shares (an aggregate of 10,535,878 shares of Common Stock), and (ii) the remaining Series H-4 Warrants (1,122,704 shares of Common Stock) and (y) the potential additional shares of Common Stock issuable pursuant to the anti-dilution terms of the Series H-4 Shares and the Series H-4 Warrants that are the subject of this proposal, would result in an increase in the number of shares of Common Stock outstanding, and our stockholders will incur dilution of their percentage ownership to the extent that the investors convert their Series H-4 Shares or exercise their Series H-4 Warrants, or additional shares of Common Stock are issued pursuant to the anti-dilution terms of the Series H-4 Shares or the Series H-4 Warrants. Because of potential adjustments to the number of shares of Common Stock issuable upon conversion of the Series H-4 Shares and exercise of the Series H-4 Warrants to be issued in connection with the financing, the exact magnitude of the dilutive effect of the Series H-4 Shares and Series H-4 Warrants cannot be conclusively determined. However, the dilutive effect may be material to our current stockholders.

Proposal to Approve Financing Transaction

Nasdaq Listing Rule 5635(d) requires us to obtain stockholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving (i) the sale, issuance or potential issuance by us of our Common Stock (or securities convertible into or exercisable for our Common Stock) at a price less than the greater of book or market value which equals 20% or more of Common Stock or 20% or more of the voting power outstanding before the issuance; or (ii) the sale, issuance or potential issuance by us of our Common Stock (or securities convertible into or exercisable for our Common Stock) equal to 20% or more of the Common Stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock. Additionally, Nasdaq attributes a value of $0.125 per share to securities convertible into shares of Common Stock for purposes of the market value restriction of Nasdaq Listing Rule 5635(d). Therefore, when securities are sold in fixed combinations of one share of Common Stock together with a security convertible into one share of Common Stock, the purchase price per fixed combination must exceed the market value of one share of the issuer’s Common Stock by at least $0.125.

Prior to closing the financing, we had 7,811,888 shares of Common Stock outstanding. Therefore, the potential issuance of 5,368,600 shares of our Common Stock (2,684,300 shares of Common Stock upon conversion of the Series H-4 Shares and 2,684,300 shares of Common Stock upon exercise of the Series H-4 Warrants, all prior to giving effect to any reduction in conversion price and exercise price as discussed herein) would have constituted approximately 69% of the shares of Common Stock outstanding prior to giving effect to the financing. The market value of our Common Stock immediately preceding the entry into the Purchase Agreement was $2.23 per share, which exceeded its book value. Accordingly, in order to close the financing without being required to obtain stockholder approval pursuant to Rule 5635(d)(2), the offering price per fixed combination of one Series H-4 Share convertible into one share of Common Stock and a Warrant to purchase one share of Common Stock was set at $2.355. The exercise price of the Series H-4 Warrants was set at $2.60 per share. However, pursuant to applicable Nasdaq rules, our entry into the Repricing Offer Letter resulted in the original financing being considered by Nasdaq to be a “below-market” transaction. As such, we are seeking stockholder approval under Nasdaq Rule 5635(d) for the sale, issuance or potential issuance by us of our Common Stock (or securities convertible into or exercisable for our Common Stock) in excess of 20% of the shares of Common Stock outstanding on the original date of entry into the Purchase Agreement, including without limitation, as a result of the anti-dilution feature of the Series H-4 Shares and Series H-4 Warrants since such provisions may reduce the per share conversion price or exercise price, as the case may be, and result in the issuance of shares at less than the greater of market price or book value per share.

We generally have no control over whether the Investors convert their Series H-4 Shares or exercise their Series H-4 Warrants. Further, we cannot predict the market price of our Common Stock at any future date, and therefore cannot predict the applicable prices at which the Series H-4 Shares may be converted. For these reasons, we are unable to accurately forecast or predict with any certainty the total amount of shares that may be issued under the Series H-4 Shares or Series H-4 Warrants. Under certain circumstances, however, it is possible, that we may have to issue more than 20% of our outstanding shares of Common Stock to the holders of Series H-4 Shares and Series H-4 Warrants under the terms of the financing. Therefore, we are seeking stockholder approval under this proposal to issue more than 20% of our outstanding shares of Common Stock, if necessary, to the holders of Series H-4 Shares and Series H-4 Warrants under the terms of the financing.

Any transaction requiring approval by our stockholders under Nasdaq Listing Rule 5635(d) would likely result in a significant increase in the number of shares of our Common Stock outstanding, and, as a result, our current stockholders will own a smaller percentage of our outstanding shares of Common Stock.

Future issuances of securities in connection with the financing, if any, may cause a significant reduction in the percentage interests of our current stockholders in the voting power, any liquidation value, our book and market value, and in any future earnings. Further, the issuance or resale of Common Stock issued to the holders of Series H-4 Shares and Series H-4 Warrants could cause the market price of our Common Stock to decline. In addition to the foregoing, the increase in the number of issued shares of Common Stock in connection with the financing may have an incidental anti-takeover effect in that additional shares could be used to dilute the stock ownership of parties seeking to obtain control of us. The increased number of issued shares could discourage the possibility of, or render more difficult, certain mergers, tender offers, proxy contests or other change of control or ownership transactions.

Under the Nasdaq Listing Rules, we are not permitted (without risk of delisting) to undertake a transaction that could result in a change in control of us, as defined by Nasdaq Listing Rule 5635(b), without seeking and obtaining separate stockholder approval. We are not required to obtain stockholder approval for the Financing Transaction under Nasdaq Listing Rule 5635(b) because the holders of Series H-4 Shares and Series H-4 Warrants have agreed that, for so long as they hold any shares of our Common Stock, neither they nor any of their affiliates will acquire shares of our common stock which result in them and their affiliates, collectively, beneficially owning or controlling more than 9.99% of the total outstanding shares of our common stock.

Consequences of Not Approving this Proposal

After extensive efforts to raise capital on more favorable terms, we believe that the financing is the only viable financing alternative available to us at this time. If our stockholders do not approve this proposal, we will not be able to issue shares of our Common Stock at a price below $2.355 until we receive approval from our stockholders. On September 24, 2018, the last reported sale price for our Common Stock on the Nasdaq Capital Market was $0.52 per share. In addition, if we do not obtain stockholder approval, the Series H-4 Shares and Series H-4 Warrants will not be convertible or exercisable, as the case may be, into shares of our Common Stock.

The Purchase Agreement, the Certificate of Designations and the forms of Warrant were filed with the Securities and Exchange Commission in connection with our Current Report on Form 8-K filed on March 9, 2018. The forms of Reload Warrant, Repricing Offer Letter, COD Amendment and Warrant Amendment were filed with the Securities and Exchange Commission in connection with our Current Report on Form 8-K originally filed on September 4, 2018 and as amended on September 10, 2018.

Vote Required and Board of Directors’ Recommendation

Nasdaq Listing Rule 5635(d) generally requires us to obtain stockholder approval prior to issuing more than 20% of our outstanding shares of Common Stock under the financing. The affirmative vote of the holders of a majority of the total votes cast in person or by proxy at the annual meeting is required to approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance, under the terms of that certain Securities Purchase Agreement dated March 8, 2018, by and among DropCar, Inc. and the investors thereto, and related documents, of shares of our Common Stock underlying Series H-4 Convertible Preferred Stock and Series H-4 Warrants issued by us (including upon the operation of “ratchet” anti-dilution provisions contained in such shares of Series H-4 Convertible Preferred Stock and Series H-4 Warrants). Abstentions will be treated as votes against this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

In accordance with applicable Nasdaq Marketplace Rules, holders of the shares of our Common Stock issued in connection with the financing, including any shares of Common Stock issued pursuant to the Repricing Offer Letter, are not entitled to vote such shares on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE ISSUANCE OF SHARES OF OUR COMMON STOCK UNDERLYING THE SERIES H-4 SHARES AND SERIES H-4 WARRANTS, IN AN AMOUNT EQUAL TO OR IN EXCESS OF 20% OF OUR COMMON STOCK OUTSTANDING BEFORE THE ISSUANCE OF SUCH SERIES H-4 SHARES AND SERIES H-4 WARRANTS, IN SATISFACTION OF THE NASDAQ LISTING RULE 5635(d), INCLUDING THE APPROVAL OF THE ANTI-DILUTION PROTECTIONS CONTAINED IN SUCH SERIES H-4 SHARES AND SERIES H-4 WARRANTS, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF THE PROPOSAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

APPROVAL OF REVERSE STOCK SPLIT

(Notice Item 4)

General

At our 2018 annual meeting of stockholders, holders of our common stock are being asked to approve the proposal that our Amended and Restated Certificate of Incorporation be amended to effect a reverse stock split of the issued and outstanding shares of common stock (such split to combine a number of outstanding shares of our common stock between 2-for-1 and 25-for-1, such number consisting of only whole shares, into one (1) share of common stock), if the Board of Directors believe that a reverse stock split is in the best interests of the Company and its stockholders,. The full text of the proposed amendment to our Amended and Restated Certificate of Incorporation is attached to this proxy statement as Appendix A. If approved by the stockholders, the reverse stock split, if any, would become effective at a time, and at a ratio, to be designated by the Board of Directors. The Board of Directors may effect only one reverse stock split as a result of this authorization. The Board of Directors’ decision as to whether and when to effect the reverse stock split will be based on a number of factors, including market conditions, existing and expected trading prices for our common stock and the continued listing requirements of The Nasdaq Capital Market. Even if the stockholders approve the reverse stock split, we reserve the right not to effect the reverse stock split if the Board of Directors does not deem it to be in the best interests of us and our stockholders to effect the reverse stock split. The reverse stock split, if authorized pursuant to this resolution and if deemed by the Board of Directors to be in the best interests of us and our stockholders, will be effected, if at all, at a time that is not later than the date that is one year from the filing of the definitive proxy statement.

The proposed amendment to our Amended and Restated Certificate of Incorporation to effect the reverse stock split, as more fully described below, will effect the reverse stock split but will not change the number of authorized shares of common stock or preferred stock, or the par value of common stock or preferred stock. As of the date of this proxy statement, we do not have any current arrangements or understandings relating to the issuance of any additional shares of common stock following the reverse stock split.

Purpose

On September 26, 2018, the Board of Directors approved the proposal authorizing the reverse stock split for the following reasons:

●
the Board of Directors believes that effecting the reverse stock split may be an effective means of maintaining compliance with the bid price requirement for continued listing of our common stock on The Nasdaq Capital Market; and

●
the Board of Directors believes that a higher stock price may help generate investor interest in us, including interest among institutional investors.

If the reverse stock split successfully increases the per share price of our common stock and facilitates the continued listing of our common stock on The Nasdaq Capital Market, as to which no assurance can be given, the Board of Directors believes this increase may facilitate future financings, enhance our ability to transact with our securities and increase the appetite of third parties with whom we may be negotiating for purposes of evaluating potential strategic alternatives.

Nasdaq Requirements for Continued Listing

Our common stock is listed on The Nasdaq Capital Market under the symbol “DCAR.” One of the requirements for continued listing on The Nasdaq Capital Market is maintenance of a minimum closing bid price of $1.00. On September 24, 2018, the closing market price per share of our common stock was $0.52, as reported by the Nasdaq Capital Market, and the price has been below $1.00 for more than 30 consecutive trading days. On September 25, 2018, we received a letter from Nasdaq indicating that for the last 30 consecutive business days, the bid price of our common shares closed below the minimum $1.00 per share requirement pursuant to Nasdaq Listing Rule 5550(a)(2) for continued listing on The Nasdaq Capital Market. In accordance with Nasdaq Listing Rule 5810(c)(3)(A), we have a grace period of 180 calendar days, or until March 25, 2019, to regain compliance with the minimum bid price requirements. In accordance with Nasdaq Listing Rule 5810(c)(3)(A)(ii), we expect to be granted an additional 180 day period, or until September 22, 2019, to regain compliance with the minimum $1.00 bid price per share requirement for continued listing on The Nasdaq Capital Market.

Our plan to regain compliance with the Nasdaq Listing Rules includes potentially effecting the reverse stock split for which we are seeking stockholder approval in this proposal. We cannot assure you that our share price will comply with the requirements for continued listing of our common shares on the Nasdaq Capital Market in the future or that we will comply with the other continued listing requirements. If our common shares lose their status on the Nasdaq Capital Market, our common shares would likely trade in the over-the-counter market.

If our shares were to trade on the over-the-counter market, selling our common shares could be more difficult because smaller quantities of shares would likely be bought and sold, and transactions could be delayed. In addition, in the event our common stock is delisted, broker-dealers have certain regulatory burdens imposed upon them, which may discourage broker-dealers from effecting transactions in our common stock, further limiting the liquidity of our common stock. These factors could result in lower prices and larger spreads in the bid and ask prices for our common stock.

Such delisting from The Nasdaq Capital Market and continued or further declines in our share price could also greatly impair our ability to raise additional necessary capital through equity or debt financing, and could significantly increase the ownership dilution to stockholders caused by our issuing equity in financing or other transactions.

In light of the factors mentioned above, our Board of Directors approved the reverse stock split as a potential means of increasing the share price of our common stock to above $1.00 per share and of maintaining the share price of our common stock above $1.00 per share in compliance with Nasdaq requirements. However, the Board of Directors may, at any time prior to the effectiveness of the proposed amendment to our Amended and Restated Certificate of Incorporation, as amended, abandon the proposed amendment or reverse stock split, without further action by our stockholders.

Potential Increased Investor Interest

In approving the proposal authorizing the reverse stock split, the Board of Directors considered that our common stock may not appeal to brokerage firms that are reluctant to recommend lower priced securities to their clients. Investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks.

There are risks associated with the reverse stock split, including that the reverse stock split may not result in a sustained increase in the per share price of our common stock.

We cannot predict whether the reverse stock split will increase the market price for our common stock on a sustained basis. The history of similar stock split combinations for companies in like circumstances is varied. There is no assurance that:

●
the market price per share of our common stock after the reverse stock split will rise in proportion to the reduction in the number of shares of our common stock outstanding before the reverse stock split;

●
the reverse stock split will result in a per share price that will attract brokers and investors who do not trade in lower priced stocks;

●
our ability to conduct future financings will be enhanced; and

●
the market price per share will either exceed or remain in excess of the $1.00 minimum bid price as required by Nasdaq, or that we will otherwise meet the requirements of Nasdaq for continued inclusion for trading on the Nasdaq Capital Market.

The market price of our common stock will also be based on our performance and other factors, some of which are unrelated to the number of shares outstanding. If the reverse stock split is effected and the market price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a reverse stock split. Furthermore, the liquidity of our common stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split.

Principal Effects of the Reverse Stock Split

If the stockholders approve the proposal to authorize the Board of Directors to implement the reverse stock split and the Board of Directors implements the reverse stock split, we will amend the existing provision of Article Fourth of our Amended and Restated Certificate of Incorporation by adding the following paragraphs:

“(3) Reverse Stock Split. Effective at 5:00 p.m. (Eastern time), on the date of filing of this Certificate of Amendment of the Amended and Restated Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware (the “Effective Time”), the shares of the Corporation’s Common Stock issued and outstanding prior to the Effective Time and the shares of Common Stock issued and held in treasury of the Corporation immediately prior to the Effective Time shall automatically be reclassified into a smaller number of shares such that each ( ) shares of the Corporation’s issued and outstanding Common Stock immediately prior to the Effective Time are reclassified into one validly issued, fully paid and nonassessable share of Common Stock, without any further action by the Corporation or the holder thereof. No fractional shares of Corporation common stock will be issued as a result of the reverse stock split. Instead, stockholders of record who otherwise would be entitled to receive fractional shares, will be entitled to rounding up of their fractional share to the nearest whole share.

(4) Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that the number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been reclassified (as well as the right to receive a whole share in lieu of a fractional share of Common Stock), provided, however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been reclassified (including the right to receive a whole share in lieu of a fractional share of Common Stock).”

The reverse stock split will be effected simultaneously for all issued and outstanding shares of common stock and the exchange ratio will be the same for all issued and outstanding shares of common stock. The reverse stock split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except to the extent that the reverse stock split results in any of our stockholders owning a fractional share that would be rounded up to the next highest whole share. Common stock issued pursuant to the reverse stock split will remain fully paid and nonassessable. The reverse stock split will not affect the Company continuing to be subject to the periodic reporting requirements of the Exchange Act. Following the reverse stock split, our common stock will continue to be listed on the Nasdaq Capital Market, under the symbol “DCAR,” although it would receive a new CUSIP number.

By approving this amendment, stockholders will approve the combination of any whole number of shares of common stock between and including two (2) shares and twenty-five (25) shares into one (1) share. The certificate of amendment to be filed with the Secretary of State of the State of Delaware will include only that number determined by the Board of Directors to be in the best interests of the Company and its stockholders. The Board of Directors will not implement any amendment providing for a different split ratio.

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates

If the certificate of amendment is approved by our stockholders, and if at such time the Board of Directors still believes that a reverse stock split is in the best interests of the Company and its stockholders, the Board of Directors will determine the ratio of the reverse stock split to be implemented. We will file the certificate of amendment with the Secretary of State of the State of Delaware at such time as the Board of Directors has determined the appropriate effective time for the reverse stock split. The Board of Directors may delay effecting the reverse stock split, if at all, until a time that is not later than one year from the date of our definitive proxy statement, without re-soliciting stockholder approval. The reverse stock split will become effective on the date of filing of the certificate of amendment with the Secretary of State of the State of Delaware. Beginning on the effective date of the split, each certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.

Book-Entry Shares

If the reverse stock split is effected, stockholders who hold uncertificated shares (i.e., shares held in book-entry form and not represented by a physical stock certificate), either as direct or beneficial owners, will have their holdings electronically adjusted automatically by our transfer agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the reverse stock split. Stockholders who hold uncertificated shares as direct owners will be sent a statement of holding from our transfer agent that indicates the number of post-reverse stock split shares of our common stock owned in book-entry form.

Certificated Shares

As soon as practicable after the effective date of the split, stockholders will be notified that the reverse stock split has been effected. We expect that our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of pre-split shares will be asked to surrender to the exchange agent certificates representing pre-split shares in exchange for certificates representing post-split shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by us or our exchange agent. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Any pre-split shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for post-split shares. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Fractional Shares

No fractional shares will be issued in connection with the reverse stock split. Stockholders of record on the effective date of the split who otherwise would be entitled to receive fractional shares because they hold a number of pre-split shares not evenly divisible by the number of pre-split shares for which each post-split share is to be exchanged, will in lieu of a fractional share, be entitled upon surrender to the exchange agent of certificates representing such pre-split shares, to receive one whole share of common stock by virtue of rounding up such fractional share to the next highest whole share. The ownership of such a whole share will give the holder thereof the same voting, dividend, and other rights as are held by other holders of common stock.

Stockholders should be aware that receipt of a whole share of common stock resulting from the rounding up of a fractional share interest to the next highest whole share may have tax consequences. Each holder should seek advice based on the holder’s particular circumstances from an independent tax advisor.

Accounting Matters

The reverse stock split will not affect the common stock capital account on our balance sheet. However, because the par value of our common stock will remain unchanged on the effective date of the split, the components that make up the common stock capital account will change by offsetting amounts. Depending on the size of the reverse stock split the Board of Directors decides to implement, the stated capital component will be reduced to an amount between $407.50 and $31.60 of its present amount, and the additional paid-in capital component will be increased with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our common stock will be increased because there will be fewer shares of common stock outstanding. Prior periods’ per share amounts will be restated to reflect the reverse stock split.

Effect on Par Value

The proposed amendment to our Amended and Restated Certificate of Incorporation will not affect the par value of our common stock, which will remain at $0.0001 per share.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the proposed reverse stock split, our Board of Directors does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Potential Anti-Takeover Effect

Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of the Company with another company), the reverse stock split proposal is not being proposed in response to any effort of which we are aware to accumulate shares of our common stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to the Board of Directors and stockholders. Other than the reverse stock split proposal, the Board of Directors does not currently contemplate recommending the adoption of any other actions that could be construed to affect the ability of third parties to take over or change control of the Company.

No Dissenters’ Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to dissenters’ rights with respect to the reverse stock split, and we will not independently provide stockholders with any such right.

Material United States Federal Income Tax Consequences of the Reverse Stock Split

The following is not intended as tax or legal advice. Each holder should seek advice based on his, her or its particular circumstances from an independent tax advisor.

The following discussion describes the anticipated material United States federal income tax consequences to “U.S. holders” (as defined below) of our capital stock relating to the reverse stock split. This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations promulgated thereunder, judicial authorities, published positions of the Internal Revenue Service (“IRS”), and other applicable authorities, all as currently in effect and all of which are subject to change or differing interpretations (possibly with retroactive effect). We have not obtained a ruling from the IRS or an opinion of legal or tax counsel with respect to the tax consequences of the reverse stock split and there can be no assurance the IRS will not challenge the statements set forth below or that a court would not sustain any such challenge. The following discussion is for information purposes only and is not intended as tax or legal advice.

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of our capital stock that is for United States federal income tax purposes:

(i)
an individual citizen or resident of the United States;

(ii)
a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) organized under the laws of the United States, any state or the District of Columbia;

(iii)
an estate with income subject to United States federal income tax regardless of its source; or

(iv)
a trust that (a) is subject to primary supervision by a United States court and for which United States persons control all substantial decisions or (b) has a valid election in effect under applicable Treasury Regulations to be treated as a United States person.

This discussion assumes that a U.S. holder holds our capital stock as a capital asset within the meaning of Code Section 1221. This discussion does not address all of the tax consequences that may be relevant to a particular stockholder or to stockholders that are subject to special treatment under United States federal income tax laws including, but not limited to, financial institutions, tax-exempt organizations, insurance companies, regulated investment companies, persons that are broker-dealers, traders in securities who elect the mark-to-market method of accounting for their securities, or stockholders holding their shares of our capital stock as part of a “straddle,” “hedge,” “conversion transaction” or other integrated transaction. In addition, this discussion does not address other United States federal taxes (such as gift or estate taxes or alternative minimum taxes), the tax consequences of the reverse stock split under state, local or foreign tax laws or certain tax reporting requirements that may be applicable with respect to the reverse stock split.

If a partnership (or other entity treated as a partnership for United States federal income tax purposes) is a stockholder, the tax treatment of a partner in the partnership or any equity owner of such other entity will generally depend upon the status of the person and the activities of the partnership or other entity treated as a partnership for United States federal income tax purposes.

Tax Consequences of the Reverse Stock Split Generally

We believe that the reverse stock split should qualify as a “recapitalization” under Section 368(a)(1)(E) of the Code. Accordingly:

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A U.S. holder will not recognize any gain or loss as a result of the reverse stock split.

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A U.S. holder’s aggregate tax basis in his, her or its post-reverse stock split shares will be equal to the aggregate tax basis in the pre-reverse stock split shares exchanged therefor.

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A U.S. holder’s holding period for the post-reverse stock split shares will include the period during which such stockholder held the pre-reverse stock split shares surrendered in the reverse stock split.

Treasury Regulations promulgated under the Code provide detailed rules for allocating the tax basis and holding period of the shares of our common stock surrendered to the shares of our common stock received pursuant to the reverse stock split. Holders of shares of our common stock who acquired their shares on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares among their post-reverse stock split shares.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our common stock.

Reservation of Right to Abandon Reverse Stock Split

We reserve the right to not file the Certificate of Amendment and to abandon any reverse stock split without further action by our stockholders at any time before the effectiveness of the filing with the Secretary of the State of Delaware of the Certificate of Amendment, even if the authority to effect these amendments is approved by our stockholders at the annual meeting. By voting in favor of a reverse stock split, you are expressly also authorizing the Board of Directors to delay, not proceed with, and abandon, these proposed amendments if it should so decide, in its sole discretion, that such action is in the best interests of our stockholders.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of the holders of a majority of the total votes cast in person or by proxy entitled to vote on the matter either in person or by proxy at the annual meeting is required to approve the amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our common stock, if the Board of Directors believes that a reverse stock split is in the best interests of the Company and its stockholders. Abstentions will be treated as votes against this proposal. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have the same effect as a vote against such proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO AUTHORIZE THE BOARD OF DIRECTORS IN ITS DISCRETION TO AMEND THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE ISSUED AND OUTSTANDING SHARES OF OUR COMMON STOCK (SUCH SPLIT TO COMBINE A NUMBER OF OUTSTANDING SHARES OF OUR COMMON STOCK BETWEEN TWO (2) SHARES AND TWENTY-FIVE (25) SHARES, SUCH NUMBER CONSISTING OF ONLY WHOLE SHARES, INTO ONE (1) SHARE OF OUR COMMON STOCK), AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF THE AMENDMENT UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.]

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Notice Item 5)

General

The Audit Committee has appointed EisnerAmper LLP as our independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2018. The Board of Directors proposes that the stockholders ratify this appointment. EisnerAmper LLP audited our financial statements for the fiscal year ended December 31, 2017. We expect that representatives of EisnerAmper LLP will be present at the annual meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

In deciding to appoint EisnerAmper LLP, the Audit Committee reviewed auditor independence issues and existing commercial relationships with EisnerAmper LLP and concluded that EisnerAmper LLP has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2018.

The following table presents fees for professional audit services rendered by EisnerAmper LLP for the audit of the Company’s annual financial statements for the years ended December 31, 2017 and December 31, 2016 and fees billed for other services rendered by EisnerAmper LLP during those periods.

	2017	2016
Audit Fees:(1)	$307,654	$54,950
Audit-Related Fees:(2)	—	12,500
Tax Fees:(3)	—	—
All Other Fees:(4)	—	—
Total	$307,654	$67,450

(1) Audit Fees include fees for services rendered for the audit of our annual financial statements, the review of financial statements included in our quarterly reports on Form 10-Q, assistance with and review of documents filed with the SEC and consents and other services normally provided in connection with statutory and regulatory filings or engagements.

(2) Audit-Related Fees principally include fees incurred for due diligence in connection with potential transactions and accounting consultations.

(3) Tax Fees would include fees for services rendered for tax compliance, tax advice, and tax planning. There were no tax fees incurred with EisnerAmper LLP in 2017 and 2016.

(4) All Other Fees would include fees that do not constitute Audit Fees, Audit-Related Fees, or Tax Fees.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-audit Services of Independent Public Accountant

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm.

Prior to engagement of an independent registered public accounting firm for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

1.
Audit services include audit work performed in the preparation of financial statements, as well as work that generally only an independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

2.
Audit-Related services are for assurance and related services that are traditionally performed by an independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

3.
Tax services include all services performed by an independent registered public accounting firm’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

4.
Other Fees are those associated with services not captured in the other categories. The Company generally does not request such services from our independent registered public accounting firm.

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires our independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage our independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging our independent registered public accounting firm.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

In the event the stockholders do not ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm, the Audit Committee will reconsider its appointment.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of the holders of a majority of the shares of our common stock present and entitled to vote on the matter either in person or by proxy at the annual meeting is required to ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018. Abstentions will be treated as votes against this proposal. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the selection of EisnerAmper LLP as our independent registered public accounting firm for 2018, our Audit Committee of our Board of Directors will reconsider its selection.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO RATIFY THE APPOINTMENT OF EISNERAMPER LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

ADVISORY VOTE ON APPROVAL OF EXECUTIVE COMPENSATION AS DISCLOSED IN THIS PROXY STATEMENT

(Notice Item 6)

General

We are seeking your advisory vote as required by Section 14A of the Securities Exchange Act of 1934, as amended, on the approval of the compensation of our named executive officers as described in the compensation tables and related material contained in this proxy statement. Because your vote is advisory, it will not be binding on our Executive Committee or our Board of Directors. However, the Executive Committee and the Board of Directors will review the voting results and take them into consideration when making future decisions regarding executive compensation. We have determined to hold an advisory vote to approve the compensation of our named executive officers every three years.

Our compensation philosophy is designed to align each executive’s compensation with DropCar’s short-term and long-term performance and to provide the compensation and incentives needed to attract, motivate and retain key executives who are crucial to our long-term success. Consistent with this philosophy, a significant portion of the total compensation opportunity for each of our executives is directly related to performance factors that measure our progress against the goals of our strategic and operating plans, as well as our performance against that of our peer companies.

In accordance with the rules of the SEC, the following resolution, commonly known as a “say-on-pay” vote, is being submitted for a stockholder vote at the 2018 annual meeting:

“RESOLVED, that the compensation paid to the named executive officers of DropCar, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and the related material disclosed in this proxy statement, is hereby APPROVED.”

Vote Required and Board of Directors’ Recommendation

The affirmative vote of a majority of the votes cast in person or by proxy at the annual meeting is required to approve, on an advisory basis, the compensation of our named executive officers, as described in this proxy statement. Abstentions will be treated as votes against this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote. Although the advisory vote is non-binding, the Executive Committee and the Board of Directors will review the voting results and take them into consideration when making future decisions regarding executive compensation.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF ANY OF THE FOREGOING PROPOSALS

(Notice Item 7)

We are asking our stockholders to vote on a proposal to approve the adjournment of the annual meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the foregoing proposals.

Vote Required and Board of Directors’ Recommendation

Approval of the adjournment of the annual meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the foregoing proposals requires the affirmative vote of the holders of a majority of the shares of common stock present and entitled to vote either in person or by proxy at the annual meeting. Abstentions will be treated as votes against this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF ANY OF THE FOREGOING PROPOSALS.

CODE OF CONDUCT AND ETHICS

We have adopted a code of conduct and ethics that applies to all of our employees, including our chief executive officer and chief financial and accounting officers. The text of the code of conduct and ethics will be posted on our website at www.dropcar.com and will be made available to stockholders without charge, upon request, in writing to the Corporate Secretary at 1412 Broadway, Suite 2105, New York, New York 10018 Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our directors, principal executive and financial officers will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting or the issuance of a press release of such amendments or waivers is then permitted by the rules of The Nasdaq Stock Market.

OTHER MATTERS

The Board of Directors knows of no other business which will be presented to the annual meeting. If any other business is properly brought before the annual meeting, proxies will be voted in accordance with the judgment of the persons named therein.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

To be considered for inclusion in the proxy statement relating to our 2019 Annual Meeting of Stockholders, we must receive stockholder proposals (other than for director nominations) no later than May 12, 2019.  To be considered for presentation at the 2019 Annual Meeting, although not included in the proxy statement, proposals (including director nominations that are not requested to be included in our proxy statement) must be received no earlier than August 17, 2019 and no later than September 16, 2019. Proposals that are not received in a timely manner will not be voted on at the 2019 Annual Meeting. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should be marked for the attention of the Corporate Secretary, DropCar, Inc., 1412 Broadway, Suite 2105, New York, New York 10018.

New York, New York
October 9, 2018

APPENDIX A — FORM OF CERTIFICATE OF AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT REVERSE STOCK SPLIT

FORM OF CERTIFICATE OF AMENDMENT
TO THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
DROPCAR, INC.

DROPCAR, INC., a Delaware corporation (the “Corporation”), does hereby certify that:

FIRST: The name of the Corporation is DROPCAR, INC.

SECOND: The Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on April 4, 2017.

THIRD: The Board of Directors of the Corporation (the “Board”), acting in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware (the “DGCL”), adopted resolutions amending the Corporation’s Amended and Restated Certificate of Incorporation as follows:

Article Fourth of the Corporation’s Amended and Restated Certificate of Incorporation is hereby amended by adding the following paragraphs:

“(3) Reverse Stock Split. Effective at 5:00 p.m. (Eastern time), on the date of filing of this Certificate of Amendment of the Amended and Restated Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware (the “Effective Time”), the shares of the Corporation’s Common Stock issued and outstanding prior to the Effective Time and the shares of Common Stock issued and held in treasury of the Corporation immediately prior to the Effective Time shall automatically be reclassified into a smaller number of shares such that each __________ shares of the Corporation’s issued and outstanding Common Stock immediately prior to the Effective Time are reclassified into one validly issued, fully paid and nonassessable share of Common Stock, without any further action by the Corporation or the holder thereof. No fractional shares of Corporation common stock will be issued as a result of the reverse stock split. Instead, stockholders of record who otherwise would be entitled to receive fractional shares, will be entitled to rounding up of their fractional share to the nearest whole share.

(4) Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that the number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been reclassified (as well as the right to receive a whole share in lieu of a fractional share of Common Stock), provided, however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been reclassified (including the right to receive a whole share in lieu of a fractional share of Common Stock).”

FOURTH: Thereafter, pursuant to a resolution of the Board, this Certificate of Amendment was submitted to the stockholders of the Corporation for their approval, and was duly adopted in accordance with the provisions of Sections 222 and 242 of the DGCL.

IN WITNESS WHEREOF, the Corporation has caused this CERTIFICATE OF AMENDMENT to be signed by Spencer Richardson, its Chief Executive Officer, as of the __________ day of  __________, __________.

DROPCAR, INC.

By:           _____________________
Name:      Spencer Richardson
Title:        Chief Executive Officer

  APPENDIX B —PROXY CARD

DropCar, Inc.
1412 BROADWAY, Suite 2105
NEW YORK, NY 10018

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 11/14/2018. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 11/14/2018. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. Election of Directors

Nominees

01 Spencer Richardson
02 David Newman
03 Sebastian Giordano
04 Brian Harrington
05 Zvi Joseph
06 Solomon Mayer
07 Joshua Silverman
08 Greg Schiffman

The Board of Directors recommends you vote FOR proposals 2 through 7.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here. ☐
(see reverse for instructions)

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000389272_1 R1.0.1.17

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and 8K-A are available at www.proxyvote.com

DropCar, Inc.
Annual Meeting of Shareholders
November 15, 2018 10:00 AM
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Spencer Richardson and Paul Commons, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of DropCar, Inc. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, EST on 11/15/2018, at the the offices of Mintz Levin, 666 Third Avenue, New York, NY 10017, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Address change/comments:

____

____

____

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000389272_2 R1.0.1.17